                                                       Registration No. 33-88578


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 5
                                       to
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust:            THE TRAVELERS VARIABLE LIFE INSURANCE
                                    SEPARATE ACCOUNT ONE

B.  Name of Depositor:              THE TRAVELERS LIFE AND ANNUITY COMPANY


C.  Complete Address of Depositor's Principal Executive Offices:

                  One Tower Square,
                  Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

                  Ernest J. Wright, Secretary
                  The Travelers Life and Annuity Company
                  One Tower Square
                  Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

______            immediately upon filing pursuant to paragraph (b)
__X___            on May 1, 2000 pursuant to paragraph (b)
______            60 days after filing pursuant to paragraph (a)(1)
______            on __________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

______ Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-----------           ---------------------
      1               Cover page
      2               Cover page
      3               Safekeeping of the Separate Account's Assets
      4               Distribution of the Policy
      5               The Separate Account
      6               The Separate Account
      7               Not applicable
      8               Not applicable
      9               Legal Proceedings and Opinion
     10               Prospectus Summary; The Insurance Company; The Separate Account; The Investment Options; The
                      Policy; Transfers of Cash Value; Policy Surrenders and Cash Surrender Value; Voting Rights;
                      Dividends
     11               The Separate Account; The Investment Options
     12               The Investment Options
     13               Charges and Deductions; Distribution of the Policies
     14               The Policy
     15               The Policy
     16               The Separate Account; The Investment Options; Allocation of Premium Payments
     17               Prospectus Summary; Right to Cancel Period; Policy Surrenders and Cash Surrender Value; Policy
                      Loans; Exchange Rights
     18               The Investment Options; Charges and Deductions; Federal Tax Considerations
     19               Reports to Policy Owners
     20               The Insurance Company
     21               Policy Loans
     22               Not applicable
     23               Not applicable
     24               Not applicable
     25               The Insurance Company
     26               Not applicable
     27               The Insurance Company
     28               The Insurance Company; Management
     29               The Insurance Company
     30               Not applicable
     31               Not applicable
     32               Not applicable
     33               Not applicable
     34               Not applicable
     35               Distribution of the Policy
     36               Not applicable
     37               Not applicable
     38               Distribution of the Policy
     39               Distribution of the Policy
     40               Not applicable
     41               Distribution of the Policy
     42               Not applicable
     43               Not applicable
     44               Valuation of the Separate Account

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-----------           ---------------------
     45               Not applicable
     46               The Policy; Valuation of the Separate Account; Transfers of Cash Value; Policy
                      Surrenders and Cash
                      Surrender Value
     47               The Separate Account; The Investment Options
     48               The Insurance Company
     49               Safekeeping of the Separate Account's Assets
     50               Not applicable
     51               Prospectus Summary; The Insurance Company; The Policy; Death Benefits; Policy
                      Lapse and Reinstatement
     52               The Separate Account; The Investment Options; Investment Managers
     53               Federal Tax Considerations
     54               Not applicable
     55               Not applicable
     56               Not applicable
     57               Not applicable
     58               Not applicable
     59               Financial Statements

                                  VINTAGELIFE
                   INDIVIDUAL VARIABLE LIFE INSURANCE POLICY


THE TRAVELERS LIFE AND ANNUITY COMPANY              PROSPECTUSES
CONTRACT PROSPECTUS
TRAVELERS SERIES TRUST                              MAY 1, 2000

                                   PROSPECTUS

This Prospectus describes VintageLife, a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company") and funded by The Travelers Variable Life Insurance Separate Account One ("Separate Account One"). Separate Account One invests in certain mutual funds that are referred to in this Prospectus as "Investment Options." Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $25,000.

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the applicant signs the application for insurance (or later, if state law requires).


There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under the policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges, and loan interest due but not paid in cash subject to the Grace Period provision.


We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however, you may change the death benefit option, subject to certain conditions.

Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract for federal income tax purposes. Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2000.

                               TABLE OF CONTENTS


Glossary Of Special Terms..................      3
Prospectus Summary.........................      5
General Description........................     10
How The Policy Works.......................     10
    Payments Made Under the Policy.........     10
    Applying Premium Payments..............     11
The Investment Options.....................     12
Policy Benefits and Rights.................     14
  Transfers of Cash Value..................     14
  Telephone Transfers......................     14
  Automated Transfers......................     14
  Lapse and Reinstatement..................     14
  Exchange Rights..........................     15
  Right to Cancel..........................     15
Access to Cash Value.......................     15
    Policy Loans...........................     15
    Cash Value and Cash Surrender Value....     16
Death Benefit..............................     17
    Payment of Proceeds....................     18
    Payment Options........................     19
Maturity Benefits..........................     19
  Maturity Extension Rider.................     19
Charges and Deductions.....................     20
Monthly Deduction Amount...................     20
    Cost of Insurance Charge...............     20
    State Premium Tax Charge...............     20
    Charges for Supplemental Benefit.......     21
  Charges Against the Separate Account.....     21
    Mortality and Expense Risk Charge......     21
    Administrative Expense Charge..........     21
  Underlying Fund Fees.....................     21
  Surrender Charges........................     21
    Partial Surrenders.....................     21
    Free Withdrawal Allowance..............     22
  Transfer Charge..........................     22
  Reduction or Elimination of Charges......     22
The Separate Account and Valuation.........     22
  The Travelers Variable Life Insurance
    Separate Account One...................     22
    How the Cash Value Varies..............     23
    Accumulation Unit Value................     23
    Net Investment Factor..................     23
Changes To The Policy......................     23
    General................................     23
    Changes in Stated Amount...............     24
    Changes in Death Benefit Option........     24
Additional Policy Provisions...............     24
  Assignment...............................     24
  Limit on Right to Contest and Suicide
    Exclusion..............................     24
  Misstatement as to Sex and Age...........     25
  Voting Rights............................     25
  Disregard of Voting Instructions.........     25
Other Matters..............................     25
  Statements to Policy Owners..............     25
  Suspension of Valuation..................     25
  Dividends................................     26
  Mixed and Shared Funding.................     26
  Distribution.............................     26
  Legal Proceedings and Opinion............     26
  Experts..................................     26
Federal Tax Considerations.................     27
  General..................................     27
  Tax Status of the Policy.................     27
    Definition of Life Insurance...........     27
    Diversification........................     27
    Investor Control.......................     28
  Tax Treatment of Policy Benefits.........     28
    In General.............................     28
    Modified Endowment Contracts...........     29
    Exchanges..............................     29
    Aggregation of Modified Endowment
      Contracts............................     30
    Policies which are not Modified
      Endowment Contracts..................     30
    Treatment of Loan Interest.............     30
    The Company's Income Taxes.............     30
The Company................................     30
  IMSA.....................................     31
Management.................................     31
  Directors of The Travelers Life and
    Annuity Company........................     31
  Senior Officers of The Travelers Life and
    Annuity Company........................     32
Illustrations..............................     33
Appendix A-Performance Information.........     39
Example of Policy Charges..................     40
Appendix B-Representative Stated Amounts...     41
Financial Statements of the Separate
  Account
Financial Statements of the Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.

BENEFICIARY(IES) -- the person(s) named to receive the Death Benefit following the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Life and Annuity Company located at One Tower Square, Hartford, Connecticut 06183.

COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.


GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due or loan interest due but not paid in cash.


INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the open-end management investment companies or portfolios thereof to which you may allocate premiums and Cash Value under Separate Account One.


ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner. Policies which replace existing company contracts will maintain the issue date of the original policy.


LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit and charge a fixed rate of interest.

LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deduction for premium tax, any administrative charge, and any charge for supplemental benefits.

POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT ONE -- The Travelers Variable Life Insurance Separate Account One, a separate account established by The Travelers Life and Annuity Company for the purpose of funding this Policy.

STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.


UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.


VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE LIFE INSURANCE?

The Modified single premium individual variable life insurance policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

The Policy has a Death Benefit, Cash Surrender Value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the premium payment(s) and cash value have been allocated. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts. In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount and loan interest due but not paid. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "Valuation of the Separate Account.")

SUMMARY OF VINTAGELIFE FEATURES

INVESTMENT OPTIONS: The Policy is funded by The Travelers Variable Life Insurance Separate Account One ("Separate Account One"), a registered unit investment trust separate account established by The Travelers Life and Annuity Company (the "Company"). A Policy Owner allocates premium payments to one or more of the Investment Options available to Separate Account One. You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options are currently available under the Policy:

GREENWICH STREET SERIES FUND
  Total Return Portfolio
SMITH BARNEY CONCERT ALLOCATION SERIES, INC.

  Select Balanced Portfolio


  Select Conservative Portfolio


  Select Growth Portfolio


  Select High Growth Portfolio


  Select Income Portfolio


TRAVELERS SERIES FUND INC.

  AIM Capital Appreciation Portfolio
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio

  Smith Barney High Income Portfolio

  Smith Barney International Equity Portfolio
  Smith Barney Large Cap Value Portfolio
  Smith Barney Money Market Portfolio
  The Travelers Managed Income Portfolio

  Van Kampen Enterprise Portfolio

TRAVELERS SERIES TRUST
  MFS Emerging Growth Portfolio
  Zero Coupon Bond Portfolio 2000

  Zero Coupon Bond Portfolio 2005




Additional Portfolios may be added from time to time. For more information see "The Investment Options." Refer to each Investment Option's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: The minimum Initial Premium is $25,000. Although the Policy can operate as a single premium policy, you can make additional payments under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional Premium Payments.") No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

After the Policy Date and until the applicant's right to cancel has expired, the Initial Premium will be allocated to the Smith Barney Money Market Portfolio. After the expiration of the Right to Cancel Period, the cash value will be distributed to each Investment Options in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, VintageLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value, subject to state approval. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid by you in advance.

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298.


GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount due or loan interest due but not paid in cash, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount and any loan interest due. If the premium is not paid, your Policy will lapse.


EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. In almost all cases, the Policy will be a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. Policies which are not MECs receive preferential tax treatment with respect to certain distributions.

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the deduction for premium tax and any charges for optional benefits.

     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 9 years and for 9 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge.

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.

ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.90%. This rate is reduced to 0.75% for the current policy year if the Average Net Growth Rate is 6.5% or greater during the previous policy year.

     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.40%.

     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These fees are shown below as a percentage of average daily net assets of each Investment Option as of December 31,1999 unless noted otherwise.

VINTAGELIFE

2000 FUND EXPENSES




                                                              MANAGEMENT   OTHER      TOTAL
                         FUND NAME                              FEE        EXPENSES   EXPENSES
------------------------------------------------------------     ----        ----      -----
GREENWICH STREET SERIES FUND:
----------------------------------------------------------------------------------------------
Total Return Portfolio                                          0.75%       0.04%      0.79%
----------------------------------------------------------------------------------------------
SMITH BARNEY CONCERT ALLOCATION SERIES, INC.:
----------------------------------------------------------------------------------------------
Select Balanced Portfolio(1)                                    0.35%       0.76%      1.11%
----------------------------------------------------------------------------------------------
Select Conservative Portfolio(1)                                0.35%       0.72%      1.07%
----------------------------------------------------------------------------------------------
Select Growth Portfolio(1)                                      0.35%       0.88%      1.23%
----------------------------------------------------------------------------------------------
Select High Growth Portfolio(1)                                 0.35%       0.89%      1.24%
----------------------------------------------------------------------------------------------
Select Income Portfolio(1)                                      0.35%       0.67%      1.02%
----------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.:
----------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio(2)                           0.80%       0.04%      0.84%
----------------------------------------------------------------------------------------------
Alliance Growth Portfolio(2)                                    0.80%       0.02%      0.82%
----------------------------------------------------------------------------------------------
MFS Total Return Portfolio(2)                                   0.80%       0.04%      0.84%
----------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio(2)                          0.75%       0.08%      0.83%
----------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio(2)                           0.60%       0.06%      0.66%
----------------------------------------------------------------------------------------------
Smith Barney International Equity Portfolio(2)                  0.90%       0.10%      1.00%
----------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio(2)                       0.65%       0.02%      0.67%
----------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio(2)                          0.50%       0.04%      0.54%
----------------------------------------------------------------------------------------------
Travelers Managed Income Portfolio(2)                           0.65%       0.11%      0.76%
----------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio(2)                              0.70%       0.03%      0.73%
----------------------------------------------------------------------------------------------
TRAVELERS SERIES TRUST:
----------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                   0.75%       0.12%      0.87%
----------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio (Series 2000)                   0.10%       0.05%      0.15%
----------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio (Series 2005)                   0.10%       0.05%      0.15%
----------------------------------------------------------------------------------------------



(1) Each Portfolio of the Smith Barney Concert Select Series (a "fund of funds") invests in the shares of other mutual funds. The Management Fee for each portfolio is 0.35%, and they have no direct expenses. The "Other Expenses" figure reflects an indirect charge of the expenses of the underlying funds; it is a weighted average of the expense ratios for the underlying funds in which each portfolio is expected to be invested during the current fiscal year. See the Fund prospectus (regarding Y shares) for information on the equity/fixed income (including money market) investment target and range for each portfolio, and for the expense ratios for the underlying funds. Such ratios range from 0.45% to 3.22%.



(2) Expenses are as of October 31, 1999 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1999.



(3) The Portfolio Management Fee for the Appreciation Portfolio, the Total Return, and the Diversified Strategic Income Portfolio includes 0.20% for fund administration.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a modified single premium individual variable life insurance Policy offered by The Travelers Life and Annuity Company ("Company"). The policy offers:

     - A selection of investment options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

     - the amount of initial premium you plan to pay; minimum of $25,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make one premium payment and direct it to one or more of the available investment options. (Under Certain Circumstances, you may be allowed to make additional purchase payments). The Policy's Cash Value will increase or decrease depending on the performance of the investment options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options' performance.

If your Policy is in effect when the insured dies, we will pay your beneficiary the death benefit (less any outstanding loan account balance and any monthly deduction amount due but not paid). Your Policy will stay in effect as long as the Policy's cash surrender value can pay the Policy's monthly charges and any loan interest due but not paid in cash.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). The Issue Date may be less than the Policy Date if the Issue Date was adjusted for contestability purposed on an internal coverage replacement. During the underwriting period, any premium paid will be held in a non-interest bearing account.

PAYMENTS MADE UNDER THE POLICY

INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $25,000. Additional Premium Payments may be made under the Policy, as described below. However, if there are any outstanding policy loans, any payment received will be treated first as repayment of loans rather than as an additional Premium Payment.

The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix B.

ADDITIONAL PREMIUM PAYMENTS. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

     1. INCREASES IN STATED AMOUNT -- You may request an increase in Stated Amount at any time. If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment permitted by the Company in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")

     2. TO PREVENT LAPSE -- If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount or loan interest due but not paid, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount and loan interest due in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See "Lapse and Reinstatement.")

     3. AT YOUR DISCRETION -- Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.

Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate net premiums to the Smith Barney Money Market Portfolio. At the end of the Right to Cancel Period, we direct the net premiums to the investment option(s) selected on the application, unless you give us other directions.

The investment options are segments of the separate account. They correspond to underlying funds with the same names. The available investment options are listed below.

We credit your policy with accumulation units of the investment option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each investment option's accumulation unit value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account.



--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
  Total Return Portfolio         An equity portfolio that seeks to provide     SSBC Fund Management LLC ("SSB
                                 total return, consisting of long-term         Citi")
                                 capital appreciation and income. The
                                 Portfolio will invest primarily in a
                                 diversified portfolio of dividend-paying
                                 common stocks.
SMITH BARNEY CONCERT ALLOCATION
SERIES, INC.
  Select Balanced Portfolio      Seeks a balance of growth of capital and      Travelers Investment Adviser
                                 income by investing in a select group of      ("TIA")
                                 mutual funds.
  Select Conservative Portfolio  Seeks income and, secondarily, long-term      TIA
                                 growth of capital by investing in a select
                                 group of mutual funds.
  Select Growth Portfolio        Seeks long-term growth of capital by          TIA
                                 investing in a select group of mutual funds.
  Select High Growth Portfolio   Seeks capital appreciation by investing in a  TIA
                                 select group of mutual funds.
  Select Income Portfolio        Seeks high current income by investing in a   TIA
                                 select group of mutual funds.
TRAVELERS SERIES FUND, INC.
  AIM Capital Appreciation       Seeks capital appreciation by investing       TIA
  Portfolio                      principally in common stock, with emphasis    Subadviser: AIM Capital
                                 on medium-sized and smaller emerging growth   Management Inc.
                                 companies.
  Alliance Growth Portfolio      Seeks long-term growth of capital by          TIA
                                 investing predominantly in equity securities  Subadviser: Alliance Capital
                                 of companies with a favorable outlook for     Management L.P.
                                 earnings and whose rate of growth is
                                 expected to exceed that of the U.S. economy
                                 over time. Current income is only an
                                 incidental consideration.
  MFS Total Return Portfolio     Seeks to obtain above-average income          TIA
                                 (compared to a portfolio entirely invested    Subadviser: Massachusetts
                                 in equity securities) consistent with the     Financial Services Company
                                 prudent employment of capital. Generally, at  ("MFS")
                                 least 40% of the Portfolio's assets will be
                                 invested in equity securities.
  Putnam Diversified Income      Seeks high current income consistent with     TIA
  Portfolio                      preservation of capital. The Portfolio will   Subadviser:
                                 allocate its investments among the U.S.       Putnam Investment Management,
                                 Government Sector, the High Yield Sector,     Inc.
                                 and the International Sector of the fixed
                                 income securities markets.

--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.
(CONT'D)
  Smith Barney High Income       Seeks high current income. Capital            SSB Citi
  Portfolio                      appreciation is a secondary objective. The
                                 Portfolio will invest at least 65% of its
                                 assets in high-yielding corporate debt
                                 obligations and preferred stock.
  Smith Barney International     Seeks total return on assets from growth of   SSB Citi
  Equity Portfolio               capital and income by investing at least 65%
                                 of its assets in a diversified portfolio of
                                 equity securities of established non-U.S.
                                 issuers.
  Smith Barney Large Cap Value   Seeks current income and long-term growth of  SSB Citi
  Portfolio                      income and capital by investing primarily,
                                 but not exclusively, in common stocks.
  Smith Barney Money Market      Seeks maximum current income and              SSB Citi
  Portfolio                      preservation of capital by investing in high
                                 quality, short-term money market
                                 instruments. An investment in this fund is
                                 neither insured nor guaranteed by the U.S.
                                 Government, and there is no assurance that a
                                 stable $1 value per share will be
                                 maintained.
  The Travelers Managed Income   Seeks high current income consistent with     TIA
  Portfolio                      prudent risk of capital through investments
                                 in corporate debt obligations, preferred
                                 stocks, and obligations issued or guaranteed
                                 by the U.S. Government or its agencies or
                                 instrumentalities.
  Van Kampen Enterprise          Seeks capital appreciation through            SSBC
  Portfolio                      investment in securities believed to have     Subadviser: Van Kampen Asset
                                 above-average potential for capital           Management, Inc
                                 appreciation. Any income received on such
                                 securities is incidental to the objective of
                                 capital appreciation.
THE TRAVELERS SERIES TRUST
  MFS Emerging Growth Portfolio  Seeks long-term growth of capital. Dividend   Travelers Asset Management
                                 and interest income from portfolio            International Company LLC
                                 securities, if any, is incidental.            ("TAMIC")
                                                                               Subadviser:
                                                                               MFS
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 2000)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity.
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 2005)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE


As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.


The number of Accumulation Units credited to the investment option as a result of the transfer will be determined by dividing the transferred amount by the Accumulation Unit Value of that investment option. The Accumulation Unit Value will be determined on the Valuation Date on which the Company receives the written request for a transfer.

TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $5,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount or loan interest due but not paid. If this happens we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Grace

Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Grace Period, but if no payment is received by us, it will terminate at the end of the Grace Period. If the person Insured under the Policy dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan and unpaid loan interest. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (See "Surrender Charges"). Subject to state law, no loan requests may be made for amounts of less than $500.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. Loans made during the first ten Policy Years will be made at a 2% net cost on principal, and a 1% net cost on earnings. Loans made after the tenth Policy Year will be made at 2% net cost on principal and 0% net cost on earnings. Additionally, loans may be taken at any time at 0% net cost for the purchase of a Travelers long-term care policy, where permitted by state law.

Loans will be taken from earnings first, and then from premium.

For these purposes, "earnings" represents any unloaned Cash Value, minus the total premiums paid under the Policy. Loans taken against earnings will be charged an interest rate of 4.75% during the first ten Policy Years, and 3.85% for Policy Year 11 and thereafter. Loans taken against premium will be charged an interest rate of 5.65% in all Policy Years. Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4%, and will not be affected by the investment performance of the Investment Options. The rate of return credited to amounts held in the Loan Account will be transferred back to the Investment Options on a pro rata basis after each Policy Year. The Policy's "Loan Account Value" is equal to amounts transferred from the Investment Options to the Loan Account when a loan is taken, plus capitalized loan interest, plus the net rate of return credited to the Loan Account that has not yet been transferred back to the Investment Options. Loan repayments reduce the Loan Account Value, and increase the Cash Value in the Investment Options.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any day that the Company is open for business.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its

"Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE            PERCENTAGE
------------            ----------
    0-40                   250
      45                   215
      50                   185
      55                   150
      60                   130
      65                   120
      70                   115
      75                   105
      95+                  100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any Monthly Deductions Amount due but unpaid, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".)

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion,") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

MATURITY EXTENSION RIDER

When the Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any Loan Account Value will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

We intend that the Policy and the Maturity Extension Benefit will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------


GENERAL



We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:



     - the ability for you to make withdrawals and surrenders under the Policies;



     - the ability for you to obtain a loan under the Policies;



     - the death benefit paid on the death of the Insured;



     - the available funding options and related programs (including dollar-cost averaging and portfolio rebalancing);



     - administration of the various elective options available under the Policies; and



     - the distribution of various reports to policy owners.



Costs and expenses we incur include:



     - expenses associated with underwriting applications, increases in the stated amount, and riders;



     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;



     - sales and marketing expenses including commission payments to your Smith Barney Financial Consultant; and



     - other costs of doing business.



Risks we assume include:



     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and



     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.


MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, deduction for premium tax and any Charges for Supplemental Benefit Provisions. These are described below:

COST OF INSURANCE CHARGE

The amount of the Cost of Insurance deduction depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

STATE PREMIUM TAX CHARGES

Premium tax charges are not deducted at the time that a premium is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for payment of such taxes, during the first ten years following a premium payment made before the 10th Policy Anniversary, a premium tax charge of 0.20% per year will apply. Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed or not assessed in your jurisdiction.


CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

If you elect any supplemental benefits for which there is a charge, the Company will include a supplemental benefits charge in the Monthly Deduction Amount. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE


We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.90%. The annual rate will be reduced to 0.75% for the current Policy Year if the Average net Growth Rate is 6.5% or greater during the previous Policy Year. This determination is made on an annual basis. This charge compensates us for various risks assumed, benefit provided and expenses incurred.


ADMINISTRATIVE EXPENSE CHARGE

We deduct a daily charge for administrative expenses incurred by us. The charge is set at an annual rate of 0.40% of the assets in the Investment Options.

UNDERLYING FUND FEES

Separate Account One purchases shares of the Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Fund prospectuses for the Investment Options.

SURRENDER CHARGES

A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Cash Value and Cash Surrender Value.") Surrenders charges are determined as follows:

        YEARS SINCE                       FULL SURRENDERS                  PARTIAL SURRENDERS
    PREMIUM PAYMENT MADE                   (% OF PREMIUM)               (% OF AMOUNT SURRENDERED)
-------------------------------------------------------------------------------------------------
       up to 2 years                            7.5%                               7.5%
           3 or 4                                 7%                                 7%
             5                                  6.5%                               6.5%
             6                                    6%                                 6%
             7                                    5%                                 5%
             8                                    4%                                 4%
             9                                    3%                                 3%
   Year 10 and Thereafter                         0%                                 0%

PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.

For purposes of determining the surrender charge percentage that will apply to a partial surrender, surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).

FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.

TRANSFER CHARGE

There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE (SEPARATE ACCOUNT
ONE)

The Travelers Variable Life Insurance Separate Account One was established on September 23, 1994 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Separate Account One are invested exclusively in shares of the Investment Options. The operations of Separate Account One are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Separate Account One will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy. The assets held in Separate Account One are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income and other distributions of the Investment Options are payable to Separate Account One. All such income and/or distributions are reinvested in shares of the respective underlying fund at net asset value. Shares of the underlying funds are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "valuation date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Cash Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the underlying funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each underlying fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the underlying fund. The Separate Account will redeem underlying fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of 4:00 p.m. Eastern time on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the underlying fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's net investment factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding underlying fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time, and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the investment option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: with proper authorization on file, you can also make these changes by telephone)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $25,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $25,000. A charge from Option 1 to Option 2 also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

DISTRIBUTION


The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution will be 6.50% of premiums. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. CFBDS, Inc. serves as principal underwriter of the Policies. However, it is anticipated that Travelers Distribution LLC, an affiliated Company, will become principal underwriter some time in 2000.


LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Policy, Separate Account or any of the Investment Options. Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.


EXPERTS



The financial statements of Separate Account One as of December 31, 1999 and for the year ended December 31, 1999 have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.



The financial statements of The Travelers Life and Annuity Company as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS


Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken on earnings after the 10th Policy Year is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.


Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account One. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Separate Account One under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Life and Annuity Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1973. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Separate Account One. The Company is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states, except New York. The Company's obligations as depositor for Separate Account One may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.


                                   MANAGEMENT

--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY


The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include, prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.



                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999 to 3/2000), Senior
                                        Vice President (1995-1999), Vice President (1993-1995)
                                        of The Travelers Life and Annuity Company.
Katherine M. Sullivan......    1996     Senior Vice President since May 1996 and General
Director                                Counsel from May 1996 to August 1999 of The Travelers
                                        Life and Annuity Company; Senior Vice President and
                                        General Counsel (1994-1996) Connecticut Mutual;
                                        Special Counsel & Chief of Staff (1988-1994) Aetna
                                        Life & Casualty.
Marc P. Weill*.............    1994     Senior Vice President-Investments since 1993 and Chief
Director                                Investment Officer since 1995 of The Travelers
                                        Insurance Life and Annuity Company; Senior Vice
                                        President and Chief Investment Officer of Citigroup
                                        Inc. since 1992; Vice President (1990-1992), Primerica
                                        Corporation; Vice President (1989-1990), Smith Barney
                                        Inc.


---------------

* Principal business address: Citigroup Inc., 153 East 53rd St., New York, New York 10043

SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Senior Officers of The Travelers Life and Annuity Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.


                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Stuart Baritz........................  Senior Vice President
Barry Jacobson.......................  Senior Vice President
Russell H. Johnson...................  Senior Vice President
Glenn D. Lammey......................  Executive Vice President, Chief
                                       Financial Officer, Chief Accounting
                                       Officer and Controller
Marla Berman Lewitus.................  Senior Vice President and General
                                       Counsel
Brendan Lynch........................  Senior Vice President
Warren H. May........................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Mary Jean Thornton...................  Executive Vice President and
                                       Chief Information Officer
David A. Tyson.......................  Senior Vice President
F. Denney Voss.......................  Senior Vice President



Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy.

Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.016667% for the first ten years following the Initial Premium for premium taxes.


The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and 0.81% for Investment Option expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year. After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of -2.11% and 3.89%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.89% in the first Policy Year, and 10.04% thereafter. The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.


As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Separate Account Three, since the Company is not currently deducting such charges from Separate Account Three. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Upon request, the Company will provide a comparable personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES


Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    106,918   106,918   106,918   24,189   25,681    27,172   22,314   23,806    25,297
  2     27,563    106,918   106,918   106,918   23,376   26,369    29,582   21,501   24,494    27,707
  3     28,941    106,918   106,918   106,918   22,557   27,064    32,217   20,807   25,314    30,467
  4     30,388    106,918   106,918   106,918   21,733   27,765    35,100   19,983   26,015    33,350
  5     31,907    106,918   106,918   106,918   20,899   28,471    38,255   19,274   26,846    36,630
  6     33,502    106,918   106,918   106,918   20,052   29,179    41,710   18,552   27,679    40,210
  7     35,178    106,918   106,918   106,918   19,189   29,887    45,495   17,939   28,637    44,245
  8     36,936    106,918   106,918   106,918   18,304   30,589    49,644   17,304   29,589    48,644
  9     38,783    106,918   106,918   106,918   17,399   31,291    54,201   16,649   30,541    53,451
 10     40,722    106,918   106,918   106,918   16,464   31,981    59,205   16,464   31,981    59,205
 15     51,973    106,918   106,918   125,742   11,510   35,729    93,837   11,510   35,729    93,837
 20     66,332    106,918   106,918   182,084    5,040   38,944   149,250    5,040   38,944   149,250

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES


Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    106,918   106,918   106,918   24,039   25,527    27,015   22,164   23,652    25,140
  2     27,563    106,918   106,918   106,918   23,064   26,044    29,243   21,189   24,169    27,368
  3     28,941    106,918   106,918   106,918   22,072   26,548    31,670   20,322   24,798    29,920
  4     30,388    106,918   106,918   106,918   21,060   27,038    34,314   19,310   25,288    32,564
  5     31,907    106,918   106,918   106,918   20,024   27,509    37,200   18,399   25,884    35,575
  6     33,502    106,918   106,918   106,918   18,958   27,957    40,350   17,458   26,457    38,850
  7     35,178    106,918   106,918   106,918   17,854   28,373    43,790   16,604   27,123    42,540
  8     36,936    106,918   106,918   106,918   16,705   28,752    47,552   15,705   27,752    46,552
  9     38,783    106,918   106,918   106,918   15,500   29,083    51,669   14,750   28,333    50,919
 10     40,722    106,918   106,918   106,918   14,231   29,360    56,182   14,231   29,360    56,182
 15     51,973    106,918   106,918   117,267    6,752   29,976    87,513    6,752   29,976    87,513
 20     66,332          0   106,918   167,851        0   27,552   137,583        0   27,552   137,583

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES


Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    131,037   132,524   134,011   24,119   25,606    27,093   22,244   23,731    25,218
  2     27,563    130,151   133,126   136,320   23,233   26,208    29,402   21,358   24,333    27,527
  3     28,941    129,260   133,724   138,828   22,342   26,806    31,910   20,592   25,056    30,160
  4     30,388    128,360   134,314   141,552   21,442   27,396    34,634   19,692   25,646    32,884
  5     31,907    127,449   134,893   144,510   20,531   27,975    37,592   18,906   26,350    35,967
  6     33,502    126,525   135,457   147,720   19,607   28,539    40,802   18,107   27,039    39,302
  7     35,178    125,581   136,000   151,203   18,663   29,082    44,285   17,413   27,832    43,035
  8     36,936    124,614   136,516   154,980   17,696   29,598    48,062   16,696   28,598    47,062
  9     38,783    123,626   137,008   159,082   16,708   30,090    52,164   15,958   29,340    51,414
 10     40,722    122,606   137,460   163,527   15,688   30,542    56,609   15,688   30,542    56,609
 15     51,973    117,239   139,519   193,210   10,321   32,601    86,292   10,321   32,601    86,292
 20     66,332    110,452   139,757   238,504    3,534   32,839   131,586    3,534   32,839   131,586

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES


Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    130,842   132,323   133,804   23,924   25,405    26,886   22,049   23,530    25,011
  2     27,563    129,750   132,700   135,868   22,832   25,782    28,950   20,957   23,907    27,075
  3     28,941    128,641   133,047   138,089   21,723   26,129    31,171   19,973   24,379    29,421
  4     30,388    127,509   133,358   140,478   20,591   26,440    33,560   18,841   24,690    31,810
  5     31,907    126,352   133,628   143,047   19,434   26,710    36,129   17,809   25,085    34,504
  6     33,502    125,165   133,847   145,807   18,247   26,929    38,889   16,747   25,429    37,389
  7     35,178    123,938   134,007   148,767   17,020   27,089    41,849   15,770   25,839    40,599
  8     36,936    122,665   134,095   151,938   15,747   27,177    45,020   14,747   26,177    44,020
  9     38,783    121,337   134,099   155,331   14,419   27,181    48,413   13,669   26,431    47,663
 10     40,722    119,946   134,006   158,956   13,028   27,088    52,038   13,028   27,088    52,038
 15     51,973    111,941   131,993   181,974    5,023   25,075    75,056    5,023   25,075    75,056
 20     66,332          0   125,283   214,186        0   18,365   107,268        0   18,365   107,268

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Separate Account Three's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account Three commenced operations on September 5, 1995. All Investment Options of Separate Account Three invest in Investment Options that were in existence prior to the date on which the Investment Options became available under the Policy. Average annual rates of return include periods prior to the inception of the Investment Option, and are calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Separate Account Three during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options, as well as the 0.90% mortality and expense risk charge and the 0.40% administrative expense charge assessed against the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges assessed under the Policy, see "Charges and Deductions." For illustrations of how these charges affect Cash Values and Death Benefits, see "Illustrations."


                   AVERAGE RATES OF RETURN (SINCE INCEPTION)
                      FOR PERIODS ENDED DECEMBER 31, 1999



                                                                             FUND
                                                                           INCEPTION
                 INVESTMENT OPTIONS                   1 YEAR    3 YEARS      DATE
                 ------------------                   ------    -------    ---------
STOCK FUNDS:
AIM Capital Appreciation Portfolio..................   41.18%    21.84%    10/10/95
Alliance Growth Portfolio...........................   30.59%    28.46%    06/20/94
Smith Barney Select Growth..........................   14.64%       --     02/05/97
Smith Barney Select High Growth.....................   25.22%       --     02/05/97
MFS Emerging Growth Portfolio.......................   74.60%    40.46%    08/30/96
Smith Barney International Equity...................   65.67%    20.86%    06/20/94
Smith Barney Large Cap Value........................   -1.23%    10.22%    06/20/94
Smith Barney Total Return Portfolio.................   20.49%    12.93%    11/21/94
Van Kampen Enterprise Portfolio.....................   24.34%    24.94%    06/21/94
BOND FUNDS:
Smith Barney Select Conservative....................    2.79%       --     02/05/97
Smith Barney Select Income..........................   -0.65%       --     02/05/97
Putnam Diversified Inc Portfolio....................   -0.20%     1.78%    06/20/94
Smith Barney High Income Portfolio..................    1.27%     4.11%    06/22/94
Travelers Managed Income Portfolio..................   -0.42%     3.81%    06/28/94
Zero Coupon Bond Portfolio 2000.....................    1.98%     4.64%    10/11/95
Zero Coupon Bond Portfolio 2005.....................   -6.64%     4.48%    10/11/95
BALANCED FUNDS:
Smith Barney Select Balanced........................    6.18%       --     02/05/97
MFS Total Return Portfolio..........................    1.31%    10.15%    06/20/94
MONEY MARKET FUND:
Smith Barney Money Market...........................    3.42%     3.62%    06/20/94

                           EXAMPLE OF POLICY CHARGES

--------------------------------------------------------------------------------


The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges and the deduction for premium tax) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.



Male, Issue Age 45, Non-Smoker                                Face Amount: $106,918
Annual Premium: $25,000.00                                    Variable Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return: 10%*     Current Charges



                                           TOTAL MONTHLY DEDUCTION
                                             FOR THE POLICY YEAR
                      SURRENDER CHARGE   ---------------------------
POLICY   CUMULATIVE     AS % OF CUM.     COST OF INSURANCE   PREMIUM
 YEAR     PREMIUMS         PREM.              CHARGES          TAX
------   ----------   ----------------   -----------------   -------
   1     $25,000.00         7.5%              $387.23        $51.50
   2     $25,000.00         7.5%              $413.35        $53.18
   3     $25,000.00         7.0%              $440.62        $55.32
   5     $25,000.00         6.5%              $500.53        $59.79
  10     $25,000.00         0.0%              $716.31        $65.87


* Hypothetical investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B
                         REPRESENTATIVE STATED AMOUNTS
--------------------------------------------------------------------------------

The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).

            MALE                          FEMALE
----------------------------   ----------------------------
AGE   SP FAC    AGE  SP FAC    AGE   SP FAC    AGE  SP FAC
---  --------   ---  -------   ---  --------   ---  -------
20   12.65742   51   3.32670   20   16.15463   51   4.13678
21   12.20773   52   3.19482   21   15.48558   52   3.97060
22   11.76323   53   3.06987   22   14.83810   53   3.81237
23   11.32222   54   2.95167   23   14.21155   54   3.66170
24   10.88482   55   2.83985   24   13.60662   55   3.51803
25   10.45123   56   2.73405   25   13.02272   56   3.38078
26   10.02300   57   2.63380   26   12.45932   57   3.24928
27    9.60257   58   2.53865   27   11.91653   58   3.12290
28    9.19198   59   2.44827   28   11.39430   59   3.00125
29    8.79287   60   2.36238   29   10.89240   60   2.88420
30    8.40647   61   2.28087   30   10.41067   61   2.77188
31    8.03383   62   2.20360   31    9.94865   62   2.66457
32    7.67547   63   2.13053   32    9.50535   63   2.56258
33    7.33157   64   2.06153   33    9.08002   64   2.46607
34    7.00238   65   1.99645   34    8.67288   65   2.37482
35    6.68772   66   1.93500   35    8.28367   66   2.28843
36    6.38750   67   1.87688   36    7.91217   67   2.20637
37    6.10155   68   1.82180   37    7.55883   68   2.12805
38    5.82963   69   1.76950   38    7.22327   69   2.05307
39    5.57132   70   1.71990   39    6.90517   70   1.98132
40    5.32610   71   1.67297   40    6.60400   71   1.91287
41    5.09358   72   1.62875   41    6.31898   72   1.84795
42    4.87303   73   1.58733   42    6.04912   73   1.78683
43    4.66378   74   1.54873   43    5.79305   74   1.72965
44    4.46520   75   1.51285   44    5.54958   75   1.67632
45    4.27672   76   1.47945   45    5.31792   76   1.62663
46    4.09775   77   1.44823   46    5.09715   77   1.58023
47    3.92765   78   1.41890   47    4.88652   78   1.53675
48    3.76588   79   1.39115   48    4.68553   79   1.49587
49    3.61205   80   1.36485   49    4.49387   80   1.45742
50    2.46573                  50    4.31108

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                                  VINTAGELIFE
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                  INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
          THE TRAVELERS LIFE AND ANNUITY COMPANY HARTFORD, CONNECTICUT

L-12415                                                                May, 2000

ANNUAL REPORT
DECEMBER 31, 1999

          THE TRAVELERS VARIABLE LIFE INSURANCE
          SEPARATE ACCOUNT ONE



[TRAVELERS/LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

ASSETS:
  Investments in eligible funds at market value:
    Greenwich Street Series Fund, 330,216 shares (cost $5,408,520) ................       $ 6,650,545
    Smith Barney Concert Allocation Series Inc., 26,104 shares (cost $305,115) ....           321,384
    The Travelers Series Trust, 221,901 shares (cost $2,812,283) ..................         3,949,897
    Travelers Series Fund Inc., 8,965,521 shares (cost $43,796,501) ...............       $57,401,920
                                                                                          ------------
      Total Investments (cost $52,322,419) ........................................                       $    68,323

  Receivables:
    Dividends .....................................................................                            14,485
    Premium payments and transfers from other Travelers accounts ..................                                38
                                                                                                          ------------
      Total Assets ................................................................                        68,338,269
                                                                                                          ------------

LIABILITIES:
  Payables:
    Contract surrenders and transfers to other Travelers accounts .................                                38
    Insurance charges .............................................................                            13,272
    Administrative fees  ..........................................................                             6,628
                                                                                                          ------------

      Total Liabilities ...........................................................                            19,938
                                                                                                          ------------

NET ASSETS:                                                                                               $68,318,331
                                                                                                          ============

                        See Notes to Financial Statements

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends ...................................................................                    $ 2,397,721

EXPENSES:
  Insurance charges ...........................................................    $   481,628
  Administrative fees .........................................................        234,475
                                                                                   ------------
    Total expenses ............................................................                        716,103
                                                                                                   ------------
      Net investment income ...................................................                      1,681,618
                                                                                                   ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) from investment transactions:
    Proceeds from investments sold ............................................     20,319,801
    Cost of investments sold ..................................................     19,600,270
                                                                                   ------------


      Net realized gain (loss) ................................................                        719,531

Change in unrealized gain (loss) on investments:
  Unrealized gain at December 31, 1998 ........................................      7,240,118
  Unrealized gain at December 31, 1999 ........................................     16,001,327
                                                                                   ------------

    Net change in unrealized gain (loss) for the year .........................                      8,761,209
                                                                                                   ------------

    Net realized gain (loss) and change in unrealized gain (loss)  ............                      9,480,740
                                                                                                   ------------

Net increase in net assets resulting from operations ..........................                    $11,162,358
                                                                                                   ============

                        See Notes to Financial Statements

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                            1999                1998
                                                                                            ----                ----
OPERATIONS:
  Net investment income ......................................................         $  1,681,618         $  1,411,505
  Net realized gain (loss) from investment transactions ......................              719,531              785,260
  Net change in unrealized gain (loss) on investments ........................            8,761,209            2,772,425
                                                                                       -------------        -------------

    Net increase in net assets resulting from operations .....................           11,162,358            4,969,190
                                                                                       -------------        -------------

UNIT TRANSACTIONS:
  Participant premium payments
    (applicable to 5,422,603 and 13,971,696 units, respectively)  ............            6,181,967           15,399,481
  Participant transfers from other Travelers accounts
    (applicable to 11,179,771 and 10,633,309 units, respectively)  ...........           15,512,601           15,068,220
  Growth rate intra-fund transfers in
    (applicable to 16,094,881 and 9,467,029 units, respectively)  ............           25,803,896           13,558,388
  Contract surrenders
    (applicable to 975,631 and 599,831 units, respectively)  .................           (1,432,950)            (816,829)
  Participant transfers to other Travelers accounts
    (applicable to 14,861,481 and 14,233,046 units, respectively)  ...........          (17,734,576)         (16,185,232)
  Growth rate intra-fund transfers out
    (applicable to 16,126,937 and 9,474,012 units, respectively)  ............          (25,803,896)         (13,558,388)
  Other payments to participants
    (applicable to 189,522 units)  ...........................................             (338,135)                    -
                                                                                       -------------        -------------

    Net increase in net assets resulting from unit transactions ..............            2,188,907           13,465,640
                                                                                       -------------        -------------

      Net increase in net assets .............................................           13,351,265           18,434,830

NET ASSETS:
  Beginning of year ..........................................................           54,967,066           36,532,236
                                                                                       -------------        -------------

  End of year ................................................................         $ 68,318,331         $ 54,967,066
                                                                                       =============        =============

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Variable Life Insurance Separate Account One ("Separate Account One") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), which is a wholly owned subsidiary of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by Travelers Life. Separate Account One is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Separate Account One is comprised of the VintageLife product.

   Participant premium payments applied to Separate Account One are invested in one or more eligible funds in accordance with the selection made by the contract owner. As of December 31, 1999, the eligible funds available under Separate Account One were: Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005 and MFS Emerging Growth Portfolio of The Travelers Series Trust; Alliance Growth Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio (formerly TBC Managed Income Portfolio), Smith Barney High Income Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Money Market Portfolio, Putnam Diversified Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series
   Fund Inc.; Total Return Portfolio of Greenwich Street Series Fund; and Select High Growth Portfolio, Select Growth Portfolio, Select Balanced Portfolio, Select Conservative Portfolio and Select Income Portfolio of Smith Barney Concert Allocation Series Inc. The Travelers Series Trust and Greenwich Street Series Fund are registered as Massachusetts business trusts. Travelers Series Fund Inc. and Smith Barney Concert Allocation Series Inc. are incorporated under Maryland law. All eligible funds are managed by affiliates of The Travelers. Not all funds may be available in all states or to all contract owners.

   The following is a summary of significant accounting policies consistently followed by Separate Account One in the preparation of its financial statements.

   SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

   SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

   FEDERAL INCOME TAXES. The operations of Separate Account One form a part of the total operations of Travelers Life and are not taxed separately. Travelers Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account One. Separate Account One is not taxed as a "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

   The aggregate costs of purchases and proceeds from sales of investments were $26,258,884 and $20,319,801, respectively, for the year ended December 31, 1999. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $52,322,419 at December 31, 1999. Gross unrealized appreciation for all investments at December 31, 1999 was $16,123,292. Gross unrealized depreciation for all investments at December 31, 1999 was $121,965.

3. CONTRACT CHARGES

   Insurance charges are paid for the mortality and expense risks assumed by Travelers Life. Each business day, Travelers Life deducts a mortality and expense risk charge which is reflected in the calculation of unit values. This charge equals, on an annual basis, 0.90% of the amount held in each funding option. (Contracts in this category are identified as Price 1 in Note 5.) For any contract year that follows a contract year in which the participant's average net fund growth rate (as described in the prospectus) is 6.5% or greater, these charges will be reduced to 0.75%. (Contracts in this category are identified as Price 2 in Note 5.)

   Administrative fees are paid for administrative expenses. This fee is also deducted each business day and reflected in the calculation of unit values. This charge equals, on an annual basis, 0.40% of the amounts held in each funding option.

   Travelers Life receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). Travelers Life received $11,813 and $4,407 in satisfaction of such contingent surrender charges for the years ended December 31, 1999 and 1998, respectively.

4. CHANGE IN ACCOUNTING

   On January 1, 1999, in conjunction with the implementation of a new system, Separate Account One changed its basis of reporting realized gains and losses for investment transactions from an identified basis to an average cost basis. The accounting change had no effect on net assets.

5. NET CONTRACT OWNERS' EQUITY

                                                                   DECEMBER 31, 1999
                                                    -----------------------------------------------
                                                                           UNIT             NET
                                                        UNITS             VALUE           ASSETS
                                                        -----             -----           ------
Greenwich Street Series Fund
  Total Return Portfolio
    Price 1 ..................................       1,191,849           $1.861         $2,218,074
    Price 2 ..................................       2,365,857            1.873          4,430,533

Smith Barney Concert Allocation Series Inc.
  Select Balanced Portfolio
    Price 1 ..................................          14,014            1.123             15,734
    Price 2 ..................................         133,245            1.126            150,029
  Select Conservative Portfolio
    Price 1 ..................................               -            1.070                  -
    Price 2 ..................................          19,606            1.073             21,036
  Select Growth Portfolio
    Price 1 ..................................               -            1.302                  -
    Price 2 ..................................          44,388            1.307             57,999
  Select Income Portfolio
    Price 1 ..................................             520            1.000                520
    Price 2 ..................................          75,762            1.002             75,948

                                                                   DECEMBER 31, 1999
                                                    -----------------------------------------------
                                                                           UNIT             NET
                                                        UNITS             VALUE           ASSETS
                                                        -----             -----           ------
The Travelers Series Trust
  MFS Emerging Growth Portfolio
    Price 1 ......................................        319,128         $2.644      $   843,872
    Price 2 ......................................        613,247          2.655        1,627,869
  Zero Coupon Bond Fund Portfolio Series 2000
    Price 1 ......................................        298,463          1.161          346,621
    Price 2 ......................................        206,817          1.168          241,631
  Zero Coupon Bond Fund Portfolio Series 2005
    Price 1 ......................................        324,484          1.134          367,945
    Price 2 ......................................        456,563          1.141          520,822

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Price 1 ......................................        569,800          2.092        1,192,192
    Price 2 ......................................      3,109,343          2.105        6,545,293
  Alliance Growth Portfolio
    Price 1 ......................................        992,020          2.792        2,769,538
    Price 2 ......................................      4,226,479          2.809       11,873,749
  MFS Total Return Portfolio
    Price 1 ......................................      1,520,991          1.521        2,313,772
    Price 2 ......................................      2,814,133          1.531        4,307,142
  Putnam Diversified Income Portfolio
    Price 1 ......................................        755,295          1.124          849,089
    Price 2 ......................................        796,589          1.131          900,861
  Smith Barney International Equity Portfolio
    Price 1 ......................................        493,255          2.109        1,040,397
    Price 2 ......................................      1,929,870          2.122        4,095,214
  Smith Barney Money Market Portfolio
    Price 1 ......................................      4,962,244          1.162        5,766,897
    Price 2 ......................................        739,028          1.170          864,312
  Smith Barney High Income Portfolio
    Price 1 ......................................      1,144,132          1.295        1,481,504
    Price 2 ......................................        850,247          1.303        1,107,858
  Smith Barney Large Cap Value Portfolio
    Price 1 ......................................      1,121,417          1.577        1,768,794
    Price 2 ......................................      1,650,798          1.587        2,619,726
  Travelers Managed Income Portfolio
    Price 1 ......................................        446,517          1.130          504,479
    Price 2 ......................................        186,978          1.136          212,481
  Van Kampen Enterprise Portfolio
    Price 1 ......................................        632,081          2.395        1,514,072
    Price 2 ......................................      2,353,716          2.410        5,672,328
                                                                                      ------------
Net Contract Owners' Equity ....................................................      $68,318,331
                                                                                      ============

6. STATEMENT OF INVESTMENTS

INVESTMENT OPTIONS                                                            NO. OF          MARKET
                                                                              SHARES           VALUE
                                                                           -----------     -------------
GREENWICH STREET SERIES FUND (9.7%)
  Total Return Portfolio
    Total (Cost $5,408,520)                                                   330,216       $ 6,650,545
                                                                           -----------     -------------

SMITH BARNEY CONCERT ALLOCATION SERIES INC. (0.5%)
  Select Balanced Portfolio (Cost $157,523)                                    13,426           165,807
  Select Conservative Portfolio (Cost $20,443)                                  1,797            21,043
  Select Growth Portfolio (Cost $48,446)                                        4,086            58,025
  Select Income Portfolio (Cost $78,703)                                        6,795            76,509
                                                                           -----------     -------------
    Total (Cost $305,115)                                                      26,104           321,384
                                                                           -----------     -------------

THE TRAVELERS SERIES TRUST (5.8%)
  MFS Emerging Growth Portfolio (Cost $1,390,371)                              82,912         2,472,432
  Zero Coupon Bond Fund Portfolio Series 2000 (Cost $561,045)                  55,512           588,432
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $860,867)                  83,477           889,033
                                                                           -----------     -------------
    Total (Cost $2,812,283)                                                   221,901         3,949,897
                                                                           -----------     -------------

TRAVELERS SERIES FUND INC. (84.0%)
  AIM Capital Appreciation Portfolio (Cost $4,545,378)                        373,897         7,739,660
  Alliance Growth Portfolio (Cost $9,499,807)                                 445,482        14,647,464
  MFS Total Return Portfolio (Cost $6,283,744)                                408,065         6,622,888
  Putnam Diversified Income Portfolio (Cost $1,824,629)                       152,880         1,750,480
  Smith Barney International Equity Portfolio (Cost $2,897,494)               223,641         5,137,044
  Smith Barney Money Market Portfolio (Cost $6,618,764)                     6,618,764         6,618,764
  Smith Barney High Income Portfolio (Cost $2,629,942)                        214,417         2,590,157
  Smith Barney Large Cap Value Portfolio (Cost $4,012,812)                    225,004         4,389,820
  Travelers Managed Income Portfolio (Cost $723,019)                           62,309           717,182
  Van Kampen American Enterprise Portfolio (Cost $4,760,912)                  241,062         7,188,461
                                                                           -----------     -------------
    Total (Cost $43,796,501)                                                8,965,521        57,401,920
                                                                           -----------     -------------

TOTAL INVESTMENT OPTIONS (100%)
  (COST $52,322,419)                                                                        $68,323,746
                                                                                           =============

7. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                               TOTAL RETURN PORTFOLIO       SELECT BALANCED PORTFOLIO
                                                            ----------------------------    --------------------------
                                                                  1999            1998          1999             1998
                                                                  ----            ----          ----             ----
INVESTMENT INCOME:
Dividends ...............................................   $   370,915     $   297,701    $     5,263        $    520
                                                            ------------    ------------   ------------      -----------
EXPENSES:
Insurance charges .......................................        50,554          44,782          6,319             489
Administrative fees .....................................        24,428          22,263          2,857             218
                                                            ------------    ------------   ------------      -----------
      Net investment income (loss) ......................       295,933         230,656         (3,913)           (187)
                                                            ------------    ------------   ------------      -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold .......................       772,652         225,198      1,888,367           1,671
   Cost of investments sold .............................       687,756         176,533      1,822,354           1,690
                                                            ------------    ------------   ------------      -----------

      Net realized gain (loss) ..........................        84,896          48,665         66,013             (19)
                                                            ------------    ------------   ------------      -----------

Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year .............       493,169         589,708          5,851               -
   Unrealized gain (loss) end of year ...................     1,242,025         493,169          8,284           5,851
                                                            ------------    ------------   ------------      -----------

      Net change in unrealized gain (loss) for the year .       748,856         (96,539)         2,433           5,851
                                                            ------------    ------------   ------------      -----------

Net increase (decrease) in net assets
      resulting from operations .........................     1,129,685         182,782         64,533           5,645
                                                            ------------    ------------   ------------      -----------

UNIT TRANSACTIONS:
Participant purchase payments ...........................             -              (2)             -               -
Participant transfers from other Travelers accounts .....       308,665       1,418,102      1,862,323         120,207
Administrative and asset allocation charges .............     3,534,395       1,680,187        146,756               -
Contract surrenders .....................................       (86,951)        (94,033)       (26,969)         (1,029)
Participant transfers to other Travelers accounts .......      (571,488)       (132,383)    (1,858,947)              -
Growth rate intra-fund transfer out .....................    (3,534,395)     (1,680,187)      (146,756)              -
Other payments to participants ..........................       (67,174)              -              -               -
                                                            ------------    ------------   ------------      -----------

   Net increase (decrease) in net assets
      resulting from unit transactions ..................      (416,948)      1,191,684        (23,593)        119,178
                                                            ------------    ------------   ------------      -----------


      Net increase (decrease) in net assets .............       712,737       1,374,466         40,940         124,823


NET ASSETS:
   Beginning of year ....................................     5,935,870       4,561,404        124,823               -
                                                            ------------    ------------   ------------      -----------

   End of year ..........................................   $ 6,648,607     $ 5,935,870    $   165,763        $124,823
                                                            ============    ============   ============      ===========


                                                           SELECT CONSERVATIVE PORTFOLIO
                                                          -------------------------------
                                                                1999             1998
                                                                ----             ----
INVESTMENT INCOME:
Dividends ...............................................    $    866         $   274
                                                             ---------        --------
EXPENSES:
Insurance charges .......................................         215              99
Administrative fees .....................................         104              43
                                                             ---------        --------
      Net investment income (loss) ......................         547             132
                                                             ---------        --------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold .......................       6,176           5,174
   Cost of investments sold .............................       6,027           5,483
                                                             ---------        --------

      Net realized gain (loss) ..........................         149            (309)
                                                             ---------        --------

Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year .............         579               -
   Unrealized gain (loss) end of year ...................         600             579
                                                             ---------        --------

      Net change in unrealized gain (loss) for the year .          21             579
                                                             ---------        --------

Net increase (decrease) in net assets
      resulting from operations .........................         717             402
                                                             ---------        --------

UNIT TRANSACTIONS:
Participant purchase payments ...........................           -               -
Participant transfers from other Travelers accounts .....         193          25,979
Administrative and asset allocation charges .............      26,060               -
Contract surrenders .....................................        (653)           (292)
Participant transfers to other Travelers accounts .......      (5,310)              -
Growth rate intra-fund transfer out .....................     (26,060)              -
Other payments to participants ..........................           -               -
                                                             ---------        --------

   Net increase (decrease) in net assets
      resulting from unit transactions ..................      (5,770)         25,687
                                                             ---------        --------


      Net increase (decrease) in net assets .............      (5,053)         26,089


NET ASSETS:
   Beginning of year ....................................      26,089               -
                                                             ---------        --------

   End of year ..........................................    $ 21,036         $26,089
                                                             =========        ========

                                                                                               ZERO COUPON BOND FUND
    SELECT GROWTH PORTFOLIO       SELECT INCOME PORTFOLIO    MFS EMERGING GROWTH PORTFOLIO     PORTFOLIO SERIES 1998
   -------------------------     -------------------------  -------------------------------   -------------------------
       1999        1998               1999       1998          1999               1998          1999          1998
       ----        ----               ----       ----          ----               ----          ----          ----
    $  1,613    $    943        $    64,804    $ 1,407       $        -          $       -      $      -     $  13,431
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------

         515         425             10,200        345            9,783              5,380             -         1,974
         247         195              4,561        153            4,785              2,506             -         1,040
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------
         851         323             50,043        909          (14,568)            (7,886)            -        10,417
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------




      20,781       1,596          3,442,257      1,288          149,272            193,784             -       280,325
      17,973       1,494          3,533,597      1,319          113,379            160,718             -       282,185
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------

       2,808         102            (91,340)       (31)          35,893             33,066             -        (1,860)
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------


       4,685        (672)              (374)         -          177,583              1,628             -        (2,681)
       9,579       4,685             (2,194)      (374)       1,082,060            177,583             -             -
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------

       4,894       5,357             (1,820)      (374)         904,477            175,955             -         2,681
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------


       8,553       5,782            (43,117)       504          925,802            201,135             -        11,238
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------





           -           1                  -          -                -             31,169             -             3
      18,149         142          1,899,706     78,008          736,741            507,404             -         3,890
      35,364      16,893             76,036          -          708,883            333,615             -        53,944
      (1,328)       (994)           (43,517)      (812)         (16,721)           (11,045)            -        (3,587)
     (18,852)       (136)        (1,814,304)         -         (128,389)          (148,933)            -      (274,369)
     (35,364)    (16,893)           (76,036)         -         (708,883)          (333,615)            -       (53,944)
           -           -                  -          -                -                  -             -             -
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------

      (2,031)       (987)            41,885     77,196          591,631            378,595             -      (274,063)
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------

       6,522       4,795             (1,232)    77,700        1,517,433            579,730             -      (262,825)





      51,477      46,682             77,700          -          954,308            374,578             -       262,825
   ----------   ---------       ------------  ---------      -----------         ----------     ---------    ----------

    $ 57,999    $ 51,477        $    76,468    $77,700       $2,471,741          $ 954,308      $      -     $       -
   ==========   =========       ============  =========      ===========         ==========     =========    ==========

7. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (CONTINUED)

                                                             ZERO COUPON BOND FUND         ZERO COUPON BOND FUND
                                                             PORTFOLIO SERIES 2000         PORTFOLIO SERIES 2005
                                                            -----------------------    ----------------------------
                                                               1999          1998          1999             1998
                                                               ----          ----          ----             ----
INVESTMENT INCOME:
Dividends ...............................................  $       -     $  32,036      $       -        $  46,437
                                                           ----------    ----------     ----------       ----------
EXPENSES:
Insurance charges .......................................      4,783         4,178          7,507            6,647
Administrative fees .....................................      2,339         2,177          3,703            3,350
                                                           ----------    ----------     ----------       ----------
      Net investment income (loss) ......................     (7,122)       25,681        (11,210)          36,440
                                                           ----------    ----------     ----------       ----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold .......................     15,548        14,142         37,900           26,877
   Cost of investments sold .............................     15,116        13,577         36,283           24,154
                                                           ----------    ----------     ----------       ----------

      Net realized gain (loss) ..........................        432           565          1,617            2,723
                                                           ----------    ----------     ----------       ----------


Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year .............      8,743         1,746         82,407           32,155
   Unrealized gain (loss) end of year ...................     27,387         8,743         28,166           82,407
                                                           ----------    ----------     ----------       ----------

      Net change in unrealized gain (loss) for the year .     18,644         6,997        (54,241)          50,252
                                                           ----------    ----------     ----------       ----------

Net increase (decrease) in net assets
      resulting from operations .........................     11,954        33,243        (63,834)          89,415
                                                           ----------    ----------     ----------       ----------


UNIT TRANSACTIONS:
Participant purchase payments ...........................          -             2              -                1
Participant transfers from other Travelers accounts .....        698        33,612          4,094          215,876
Administrative and asset allocation charges .............    339,309       125,043        350,952          410,066
Contract surrenders .....................................     (8,264)       (8,139)       (15,028)         (14,549)
Participant transfers to other Travelers accounts .......       (823)         (567)       (15,127)          (6,506)
Growth rate intra-fund transfer out .....................   (339,309)     (125,043)      (350,952)        (410,066)
Other payments to participants ..........................          -             -              -                -
                                                           ----------    ----------     ----------       ----------

   Net increase (decrease) in net assets
      resulting from unit transactions ..................     (8,389)       24,908        (26,061)         194,822
                                                           ----------    ----------     ----------       ----------



      Net increase (decrease) in net assets .............      3,565        58,151        (89,895)         284,237


NET ASSETS:
   Beginning of year ....................................    584,687       526,536        978,662          694,425
                                                           ----------    ----------     ----------       ----------


   End of year ..........................................  $ 588,252     $ 584,687      $ 888,767        $ 978,662
                                                           ==========    ==========     ==========       ==========

                                                              AIM CAPITAL APPRECIATION
                                                                     PORTFOLIO
                                                           -----------------------------
                                                                 1999          1998
                                                                 ----          ----
INVESTMENT INCOME:
Dividends ...............................................   $         -    $     6,709
                                                            ------------   ------------
EXPENSES:
Insurance charges .......................................        44,667         37,703
Administrative fees .....................................        22,540         18,757
                                                            ------------   ------------
      Net investment income (loss) ......................       (67,207)       (49,751)
                                                            ------------   ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold .......................       646,700        403,308
   Cost of investments sold .............................       515,292        316,192
                                                            ------------   ------------

      Net realized gain (loss) ..........................       131,408         87,116
                                                            ------------   ------------


Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year .............     1,049,500        402,339
   Unrealized gain (loss) end of year ...................     3,194,282      1,049,500
                                                            ------------   ------------

      Net change in unrealized gain (loss) for the year .     2,144,782        647,161
                                                            ------------   ------------

Net increase (decrease) in net assets
      resulting from operations .........................     2,208,983        684,526
                                                            ------------   ------------


UNIT TRANSACTIONS:
Participant purchase payments ...........................           262        (34,489)
Participant transfers from other Travelers accounts .....       687,303      1,349,182
Administrative and asset allocation charges .............     2,492,556      1,378,141
Contract surrenders .....................................       (72,990)       (65,039)
Participant transfers to other Travelers accounts .......      (543,866)      (274,365)
Growth rate intra-fund transfer out .....................    (2,492,556)    (1,378,141)
Other payments to participants ..........................       (31,657)             -
                                                            ------------   ------------

   Net increase (decrease) in net assets
      resulting from unit transactions ..................        39,052        975,289
                                                            ------------   ------------



      Net increase (decrease) in net assets .............     2,248,035      1,659,815


NET ASSETS:
   Beginning of year ....................................     5,489,450      3,829,635
                                                            ------------   ------------


   End of year ..........................................   $ 7,737,485    $ 5,489,450
                                                            ============   ============

                                                                PUTNAM DIVERSIFIED INCOME       SMITH BARNEY INTERNATIONAL
  ALLIANCE GROWTH PORTFOLIO    MFS TOTAL RETURN PORTFOLIO               PORTFOLIO                    EQUITY PORTFOLIO
----------------------------  ------------------------------  ------------------------------  ------------------------------
     1999            1998         1999              1998         1999               1998         1999              1998
     ----            ----         ----              ----         ----               ----         ----              ----
$   627,611     $   447,950   $   488,446       $   234,290   $  107,643         $   63,092   $    10,983       $         -
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------

     91,300          58,186        55,207            40,945       16,072             11,688        27,909            22,988
     45,791          28,821        27,000            20,073        7,552              5,658        13,827            11,558
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------
    490,520         360,943       406,239           173,272       84,019             45,746       (30,753)          (34,546)
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------




    646,159         532,083     1,030,207           370,771      468,377            251,910       253,471           260,883
    467,371         359,686       964,471           275,124      490,741            232,480       207,435           216,663
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------

    178,788         172,397        65,736            95,647      (22,364)            19,430        46,036            44,220
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------


  2,468,787       1,196,570       728,180           537,381       (7,488)            66,658       255,799           134,005
  5,147,658       2,468,787       339,144           728,180      (74,149)            (7,488)    2,239,550           255,799
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------

  2,678,871       1,272,217      (389,036)          190,799      (66,661)           (74,146)    1,983,751           121,794
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------


  3,348,179       1,805,557        82,939           459,718       (5,006)            (8,970)    1,999,034           131,468
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------





        289          (2,667)          280           (33,829)           -                  3             -                18
  2,492,735       2,871,418     1,577,246         2,184,229      406,099            868,738       298,923           593,554
  5,015,527       2,240,715     2,827,410         1,333,510      884,165            449,069     1,663,570         1,060,055
   (227,063)       (114,306)     (198,609)          (82,188)    (103,303)           (62,555)     (138,299)          (43,363)
   (456,508)       (412,184)     (788,561)         (213,546)    (368,207)          (186,425)     (104,712)         (237,302)
 (5,015,527)     (2,240,715)   (2,827,410)       (1,333,510)    (884,165)          (449,069)   (1,663,570)       (1,060,055)
    (53,574)              -       (77,640)                -            -                  -        (5,288)                -
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------


  1,755,879       2,342,261       512,716         1,854,666      (65,411)           619,761        50,624           312,907
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------

  5,104,058       4,147,818       595,655         2,314,384      (70,417)           610,791     2,049,658           444,375





  9,539,229       5,391,411     6,025,259         3,710,875    1,820,367          1,209,576     3,085,953         2,641,578
------------    ------------  ------------      -----------   -----------        -----------  ------------      ------------

$14,643,287     $ 9,539,229   $ 6,620,914       $ 6,025,259   $1,749,950         $1,820,367   $ 5,135,611       $ 3,085,953
============    ============  ============      ===========   ===========        ===========  ============      ============

7. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (CONTINUED)

                                                                 SMITH BARNEY MONEY MARKET            SMITH BARNEY HIGH INCOME
                                                                         PORTFOLIO                           PORTFOLIO
                                                            ---------------------------------   --------------------------------
                                                                 1999                1998             1999               1998
                                                                 ----                ----             ----               ----
INVESTMENT INCOME:
Dividends ...............................................   $   234,031        $    228,416      $   200,075         $  169,433
                                                            ------------       -------------     ------------        -----------
EXPENSES:
Insurance charges .......................................        43,927              41,046           23,989             20,993
Administrative fees .....................................        20,002              18,564           11,262             10,643
                                                            ------------       -------------     ------------        -----------
      Net investment income (loss) ......................       170,102             168,806          164,824            137,797
                                                            ------------       -------------     ------------        -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold .......................     8,930,400          10,644,045          565,453            384,631
   Cost of investments sold .............................     8,930,400          10,644,045          575,544            346,152
                                                            ------------       -------------     ------------        -----------

      Net realized gain (loss) ..........................             -                   -          (10,091)            38,479
                                                            ------------       -------------     ------------        -----------


Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year .............             -                   -           82,166            297,926
   Unrealized gain (loss) end of year ...................             -                   -          (39,785)            82,166
                                                            ------------       -------------     ------------        -----------

      Net change in unrealized gain (loss) for the year .             -                   -         (121,951)          (215,760)
                                                            ------------       -------------     ------------        -----------

Net increase (decrease) in net assets
      resulting from operations .........................       170,102             168,806           32,782            (39,484)
                                                            ------------       -------------     ------------        -----------


UNIT TRANSACTIONS:
Participant purchase payments ...........................     6,180,811          15,419,844               25                 65
Participant transfers from other Travelers accounts .....     3,025,232           1,022,032          227,326            959,475
Administrative and asset allocation charges .............       946,691             453,849        1,662,633            924,661
Contract surrenders .....................................      (113,473)           (121,241)        (184,405)           (40,730)
Participant transfers to other Travelers accounts .......    (9,486,859)        (13,287,058)        (412,680)          (309,441)
Growth rate intra-fund transfer out .....................      (946,691)           (453,849)      (1,662,633)          (924,661)
Other payments to participants ..........................             -                   -                -                  -
                                                            ------------       -------------     ------------        -----------

   Net increase (decrease) in net assets
      resulting from unit transactions ..................      (394,289)          3,033,577         (369,734)           609,369
                                                            ------------       -------------     ------------        -----------



      Net increase (decrease) in net assets .............      (224,187)          3,202,383         (336,952)           569,885


NET ASSETS:
   Beginning of year ....................................     6,855,396           3,653,013        2,926,314          2,356,429
                                                            ------------       -------------     ------------        -----------


   End of year ..........................................   $ 6,631,209        $  6,855,396      $ 2,589,362         $2,926,314
                                                            ============       =============     ============        ===========

                                                               SMITH BARNEY LARGE CAP VALUE
                                                                         PORTFOLIO
                                                            ---------------------------------
                                                                   1999              1998
                                                                   ----              ----
INVESTMENT INCOME:
Dividends ...............................................     $   164,347        $   147,289
                                                              ------------       ------------
EXPENSES:
Insurance charges .......................................          38,095             32,326
Administrative fees .....................................          18,359             15,976
                                                              ------------       ------------
      Net investment income (loss) ......................         107,893             98,987
                                                              ------------       ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold .......................         791,571            330,113
   Cost of investments sold .............................         691,868            240,119
                                                              ------------       ------------

      Net realized gain (loss) ..........................          99,703             89,994
                                                              ------------       ------------


Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year .............         650,296            539,297
   Unrealized gain (loss) end of year ...................         377,008            650,296
                                                              ------------       ------------

      Net change in unrealized gain (loss) for the year .        (273,288)           110,999
                                                              ------------       ------------

Net increase (decrease) in net assets
      resulting from operations .........................         (65,692)           299,980
                                                              ------------       ------------


UNIT TRANSACTIONS:
Participant purchase payments ...........................             300                 (5)
Participant transfers from other Travelers accounts .....         751,007          1,177,380
Administrative and asset allocation charges .............       2,529,164          1,509,749
Contract surrenders .....................................        (110,090)           (62,771)
Participant transfers to other Travelers accounts .......        (706,906)          (255,480)
Growth rate intra-fund transfer out .....................      (2,529,164)        (1,509,749)
Other payments to participants ..........................         (29,151)                 -
                                                              ------------       ------------

   Net increase (decrease) in net assets
      resulting from unit transactions ..................         (94,840)           859,124
                                                              ------------       ------------



      Net increase (decrease) in net assets .............        (160,532)         1,159,104


NET ASSETS:
   Beginning of year ....................................       4,549,052          3,389,948
                                                              ------------       ------------


   End of year ..........................................     $ 4,388,520        $ 4,549,052
                                                              ============       ============

     TRAVELERS MANAGED INCOME
             PORTFOLIO              VAN KAMPEN ENTERPRISE PORTFOLIO                 COMBINED
  ----------------------------    ----------------------------------  ---------------------------------
      1999             1998              1999               1998            1999               1998
      ----             ----              ----               ----            ----               ----
  $  22,793        $  42,136       $    98,331        $   232,164      $  2,397,721       $  1,964,228
  ----------       ----------      ------------       ------------     -------------      -------------

      6,494            6,925            44,092             33,585           481,628            370,704
      3,013            3,315            22,105             16,709           234,475            182,019
  ----------       ----------      ------------       ------------     -------------      -------------
     13,286           31,896            32,134            181,870         1,681,618          1,411,505
  ----------       ----------      ------------       ------------     -------------      -------------




    164,060          253,916           490,450            389,864        20,319,801         14,571,579
    164,663          229,663           360,000            259,042        19,600,270         13,786,319
  ----------       ----------      ------------       ------------     -------------      -------------

       (603)          24,253           130,450            130,822           719,531            785,260
  ----------       ----------      ------------       ------------     -------------      -------------


     10,678           39,118         1,229,557            632,515         7,240,118          4,467,693
     (5,837)          10,678         2,427,549          1,229,557        16,001,327          7,240,118
  ----------       ----------      ------------       ------------     -------------      -------------

    (16,515)         (28,440)        1,197,992            597,042         8,761,209          2,772,425
  ----------       ----------      ------------       ------------     -------------      -------------


     (3,832)          27,709         1,360,576            909,734        11,162,358          4,969,190
  ----------       ----------      ------------       ------------     -------------      -------------





          -               (3)                -             19,370         6,181,967         15,399,481
     46,045          535,274         1,170,116          1,103,718        15,512,601         15,068,220
    344,993          362,687         2,219,432          1,226,204        25,803,896         13,558,388
    (14,687)         (33,144)          (70,600)           (57,012)       (1,432,950)          (816,829)
   (147,066)        (193,135)         (305,971)          (253,402)      (17,734,576)       (16,185,232)
   (344,993)        (362,687)       (2,219,432)        (1,226,204)      (25,803,896)       (13,558,388)
          -                -           (73,651)                 -          (338,135)                 -
  ----------       ----------      ------------       ------------     -------------      -------------


   (115,708)         308,992           719,894            812,674         2,188,907         13,465,640
  ----------       ----------      ------------       ------------     -------------      -------------

   (119,540)         336,701         2,080,470          1,722,408        13,351,265         18,434,830





    836,500          499,799         5,105,930          3,383,522        54,967,066         36,532,236
  ----------       ----------      ------------       ------------     -------------      -------------

  $ 716,960        $ 836,500       $ 7,186,400        $ 5,105,930      $ 68,318,331       $ 54,967,066
  ==========       ==========      ============       ============     =============      =============

8. SCHEDULE OF UNITS FOR SEPARATE ACCOUNT ONE FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                   TOTAL RETURN PORTFOLIO    SELECT BALANCED PORTFOLIO
                                                --------------------------- ---------------------------
                                                     1999          1998           1999         1998
                                                     ----          ----           ----         ----
Units beginning of year ......................    3,832,046      3,051,751        118,053           -
Units purchased and
  transferred from other Travelers accounts ..    2,297,644      2,052,523      1,876,903     119,080
Units redeemed and
  transferred to other Travelers accounts ....   (2,571,984)    (1,272,228)    (1,847,697)     (1,027)
                                                 -----------    -----------    -----------   ---------
Units end of year ............................    3,557,706      3,832,046        147,259     118,053
                                                 ===========    ===========    ===========   =========

                                                 SELECT CONSERVATIVE PORTFOLIO
                                                 -----------------------------
                                                    1999            1998
                                                    ----            ----
Units beginning of year ......................      25,067              -
Units purchased and
  transferred from other Travelers accounts ..      25,005         25,356
Units redeemed and
  transferred to other Travelers accounts ....     (30,466)          (289)
                                                  ---------       --------
Units end of year ............................      19,606         25,067
                                                  =========       ========

                                                SELECT GROWTH PORTFOLIO   SELECT INCOME PORTFOLIO  MFS EMERGING GROWTH PORTFOLIO
                                               -------------------------  -----------------------  -----------------------------
                                                  1999          1998         1999           1998       1999            1998
                                                  ----          ----         ----           ----       ----            ----
Units beginning of year ......................   45,301        46,248         77,186           -      629,282         327,674
Units purchased and
  transferred from other Travelers accounts ..   45,080        15,433      1,963,029      78,008      808,784         685,380
Units redeemed and
  transferred to other Travelers accounts ....  (45,993)      (16,380)    (1,963,933)       (822)    (505,691)       (383,772)
                                                --------      --------    -----------    --------    ---------       ---------
Units end of year ............................   44,388        45,301         76,282      77,186      932,375         629,282
                                                ========      ========    ===========    ========    =========       =========

                                                ZERO COUPON BOND FUND    ZERO COUPON BOND FUND      ZERO COUPON BOND FUND
                                                PORTFOLIO SERIES 1998    PORTFOLIO SERIES 2000      PORTFOLIO SERIES 2005
                                               -----------------------  -----------------------   -------------------------
                                                   1999      1998          1999          1998        1999           1998
                                                   ----      ----          ----          ----        ----           ----
Units beginning of year ......................       -      244,090       511,213       489,816     803,502        632,728
Units purchased and
  transferred from other Travelers accounts ..       -       53,372       298,677       142,158     308,335        545,226
Units redeemed and
  transferred to other Travelers accounts ....       -     (297,462)     (304,610)     (120,761)   (330,790)      (374,452)
                                                   ----    ---------     ---------     ---------   --------       ---------
Units end of year ............................       -            -       505,280       511,213     781,047        803,502
                                                   ====    =========     =========     =========   ========       =========

                                                  AIM CAPITAL APPRECIATION
                                                          PORTFOLIO            ALLIANCE GROWTH PORTFOLIO
                                                 ---------------------------  ---------------------------
                                                    1999            1998          1999             1998
                                                    ----            ----          ----             ----
Units beginning of year ......................    3,692,106       2,981,929     4,448,786       3,204,642
Units purchased and
  transferred from other Travelers accounts ..    2,027,382       2,014,928     3,261,251       2,768,051
Units redeemed and
  transferred to other Travelers accounts ....   (2,040,345)     (1,304,751)   (2,491,538)     (1,523,907)
                                                 -----------     -----------   -----------     -----------
Units end of year ............................    3,679,143       3,692,106     5,218,499       4,448,786
                                                 ===========     ===========   ===========     ===========


                                                  MFS TOTAL RETURN PORTFOLIO
                                                  ---------------------------
                                                      1999            1998
                                                      ----            ----
Units beginning of year ......................       4,003,041      2,719,511
Units purchased and
  transferred from other Travelers accounts ..       2,905,251      2,422,803
Units redeemed and
  transferred to other Travelers accounts ....      (2,573,168)    (1,139,273)
                                                    -----------    -----------
Units end of year ............................       4,335,124      4,003,041
                                                    ===========    ===========

8. SCHEDULE OF UNITS FOR SEPARATE ACCOUNT ONE FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (CONTINUED)

                                                 PUTNAM DIVERSIFIED INCOME   SMITH BARNEY INTERNATIONAL
                                                         PORTFOLIO                EQUITY PORTFOLIO
                                                --------------------------  ----------------------------
                                                     1999         1998          1999            1998
Units beginning of year ......................    1,613,850    1,065,400     2,415,924       2,175,509
Units purchased and
  transferred from other Travelers accounts ..    1,152,450    1,159,090     1,355,132       1,296,620
Units redeemed and
  transferred to other Travelers accounts ....   (1,214,416)    (610,640)   (1,347,931)     (1,056,205)
                                                 -----------   ----------   -----------     -----------
Units end of year ..........................      1,551,884    1,613,850     2,423,125       2,415,924
                                                 ===========   ==========   ===========     ===========


                                                    SMITH BARNEY MONEY MARKET
                                                            PORTFOLIO
                                                  -----------------------------
                                                      1999            1998
Units beginning of year ......................     6,097,992        3,369,561
Units purchased and
  transferred from other Travelers accounts ..     8,871,828       15,310,363
Units redeemed and
  transferred to other Travelers accounts ....    (9,268,548)     (12,581,932)
                                                  -----------     ------------
Units end of year ............................     5,701,272        6,097,992
                                                  ===========     ============

                                                   SMITH BARNEY HIGH INCOME     SMITH BARNEY LARGE CAP VALUE
                                                          PORTFOLIO                      PORTFOLIO
                                                  --------------------------   ------------------------------
                                                     1999           1998            1999            1998
                                                     ----           ----            ----            ----
Units beginning of year ......................     2,282,622     1,822,547       2,841,367       2,297,582
Units purchased and
  transferred from other Travelers accounts ..     1,473,621     1,448,411       2,014,711       1,748,933
Units redeemed and
  transferred to other Travelers accounts ....    (1,761,864)     (988,336)     (2,083,863)     (1,205,148)
                                                  -----------    ----------     -----------     -----------
Units end of year ............................     1,994,379     2,282,622       2,772,215       2,841,367
                                                  ===========    ==========     ===========     ===========

                                                 TRAVELERS MANAGED INCOME
                                                         PORTFOLIO
                                                --------------------------
                                                   1999            1998
                                                   ----            ----
Units beginning of year ......................    735,975        456,522
Units purchased and
  transferred from other Travelers accounts ..    343,783        805,605
Units redeemed and
  transferred to other Travelers accounts ....   (446,263)      (526,152)
                                                 ---------      ---------
Units end of year ............................    633,495        735,975
                                                 =========      =========


                                                      VAN KAMPEN ENTERPRISE PORTFOLIO              COMBINED
                                                     ---------------------------------  ------------------------------
                                                           1999            1998             1999             1998
                                                           ----            ----             ----             ----
Units beginning of year ......................          2,641,879       2,164,537        36,815,192       27,050,047
Units purchased and
  transferred from other Travelers accounts ..          1,668,389       1,380,694        32,697,255       34,072,034
Units redeemed and
  transferred to other Travelers accounts ....         (1,324,471)       (903,352)      (32,153,571)     (24,306,889)
                                                       -----------      ----------      ------------     ------------
Units end of year ............................          2,985,797       2,641,879        37,358,876       36,815,192
                                                       ===========      ==========      ============     ============

                          INDEPENDENT AUDITORS' REPORT

To the Owners of Variable Life Insurance Contracts of
The Travelers Variable Life Insurance Separate Account One:

We have audited the accompanying statement of assets and liabilities of The Travelers Variable Life Insurance Separate Account One as of December 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1999, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Variable Life Insurance Separate Account One as of December 31, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                  /s/ KPMG LLP

Hartford, Connecticut
February 18, 2000

                              Independent Auditors
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Variable Life Insurance Separate Account One or Separate Account One's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Variable Life Insurance Separate Account One product(s) offered by The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.


VG-SEP1 (Annual) (12-99) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 1999 and 1998, and the related statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.





/s/ KPMG LLP
---------------------
Hartford, Connecticut
January 18, 2000

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME
                                ($ in thousands)



FOR THE YEARS ENDED DECEMBER 31,                                              1999                1998                1997
                                                                              ----                ----                ----
REVENUES
Premiums                                                                     $25,270            $23,677             $35,190
Net investment income                                                        177,179            171,003             168,653
Realized investment gains (losses)                                            (4,973)            18,493              44,871
Fee income                                                                    54,749             17,718               5,004
Other revenues                                                                13,045             11,168               3,159
----------------------------------------------------------------------------------------------------------------------------
     Total Revenues                                                          265,270            242,059             256,877
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                                         78,072             81,371              95,639
Interest credited to contractholders                                          56,216             51,535              35,165
Amortization of deferred acquisition costs                                    38,902             15,956               4,944
Operating expenses                                                            11,326              5,012              11,554
----------------------------------------------------------------------------------------------------------------------------
     Total Benefits and Expenses                                             184,516            153,874             147,302
----------------------------------------------------------------------------------------------------------------------------

Income before federal income taxes                                            80,754             88,185             109,575
----------------------------------------------------------------------------------------------------------------------------

Federal income taxes:
     Current                                                                  21,738             18,917              33,859
     Deferred expense                                                          6,410             11,783               4,344
----------------------------------------------------------------------------------------------------------------------------
     Total Federal Income Taxes                                               28,148             30,700              38,203
============================================================================================================================

Net income                                                                   $52,606            $57,485             $71,372
============================================================================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ in thousands)

DECEMBER 31,                                                                                    1999             1998
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost, $1,764,329; $1,707,347)             $1,713,948       $1,838,681
Equity securities, at fair value (cost, $34,373; $25,826)                                         33,169           26,685
Mortgage loans                                                                                   155,719          174,565
Short-term securities                                                                             81,119          126,176
Other invested assets                                                                            190,622          136,122
--------------------------------------------------------------------------------------------------------------------------
     Total Investments                                                                         2,174,577        2,302,229
--------------------------------------------------------------------------------------------------------------------------

Separate accounts                                                                              4,795,165        2,178,474
Deferred acquisition costs                                                                       350,088          177,808
Deferred federal income taxes                                                                     74,478           12,395
Premium balances receivable                                                                       22,420           16,074
Other assets                                                                                      84,605           57,524
--------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                             $7,501,333       $4,744,504
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits                                                                          $950,959         $963,171
Contractholder funds                                                                           1,174,636          947,411
Separate accounts                                                                              4,795,165        2,178,474
Other liabilities                                                                                114,408          114,690
--------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                         7,035,168        4,203,746
--------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
   30,000 issued and outstanding                                                                   3,000            3,000
Additional paid-in capital                                                                       167,316          167,314
Retained earnings                                                                                335,161          282,555
Accumulated other changes in equity from non-owner sources                                       (39,312)          87,889
--------------------------------------------------------------------------------------------------------------------------
     Total Shareholder's Equity                                                                  466,165          540,758
--------------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity                                               $7,501,333       $4,744,504
==========================================================================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
           STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                ($ in thousands)


-----------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN RETAINED EARNINGS                         1999             1998              1997
-----------------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $282,555        $225,070          $167,698
Net income                                                         52,606          57,485            71,372
Dividends to parent                                                     -               -            14,000
===========================================================================================================
Balance, end of year                                             $335,161        $282,555          $225,070
===========================================================================================================


-----------------------------------------------------------------------------------------------------------
STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
-----------------------------------------------------------------------------------------------------------

Balance, beginning of year                                        $87,889         $70,277           $33,856
Unrealized gains (losses), net of tax                            (127,201)         17,612            36,421
===========================================================================================================
Balance, end of year                                             $(39,312)        $87,889           $70,277
===========================================================================================================


-----------------------------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
-----------------------------------------------------------------------------------------------------------

Net Income                                                        $52,606         $57,485           $71,372
Other changes in equity from
     non-owner sources                                           (127,201)         17,612            36,421
-----------------------------------------------------------------------------------------------------------
Total changes in equity from
     non-owner sources                                           $(74,595)        $75,097          $107,793
===========================================================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ in thousands)


FOR THE YEARS ENDED DECEMBER 31,                                                      1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                                             $24,804          $22,300         $34,553
     Net investment income received                                                 150,107          146,158         170,460
     Benefits and claims paid                                                       (94,503)         (90,872)        (90,820)
     Interest credited to contractholders                                           (50,219)         (51,535)        (35,165)
     Operating expenses paid                                                       (235,166)        (122,327)        (64,698)
     Income taxes paid                                                              (29,369)         (25,214)        (22,440)
     Other, including fee income                                                     46,028          (46,099)        (16,128)
----------------------------------------------------------------------------------------------------------------------------
         Net Cash Provided by (Used in) Operating Activities                       (188,318)         (75,391)          8,018
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                                           213,402          113,456          81,899
         Mortgage loans                                                              28,002           25,462           8,972
     Proceeds from sales of investments
         Fixed maturities                                                           774,096        1,095,976         856,846
         Equity securities                                                            5,146            6,020          12,404
         Mortgage loans                                                                   -                -           5,483
         Real estate held for sale                                                        -                -           4,493
     Purchases of investments
         Fixed maturities                                                        (1,025,110)      (1,320,704)     (1,020,803)
         Equity securities                                                          (12,524)         (13,653)         (6,382)
         Mortgage loans                                                              (8,520)         (39,158)        (41,967)
     Policy loans, net                                                               (5,316)          (2,010)         (1,144)
     Short-term securities (purchases) sales, net                                    45,057           43,054         (88,067)
     Other investments (purchases) sales, net                                       (44,621)           1,110         (51,502)
     Securities transactions in course of settlement, net                           (7,033)           36,459          10,526
----------------------------------------------------------------------------------------------------------------------------
         Net Cash Used in Investing Activities                                      (37,421)         (53,988)       (229,242)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                                   308,953          211,476         325,932
     Contractholder fund withdrawals                                                (83,817)         (83,036)        (89,145)
     Dividends to parent company                                                          -                -         (14,000)
----------------------------------------------------------------------------------------------------------------------------
         Net Cash Provided by Financing Activities                                  225,136          128,440         222,787
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                        (603)            (939)          1,563
============================================================================================================================
Cash at December 31,                                                                    $21             $624          $1,563
============================================================================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     Basis of Presentation

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

     Certain prior year amounts have been reclassified to conform to the 1999 presentation.


     ACCOUNTING CHANGES

     Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). This statement establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Effective January 1, 1998, the Company adopted the collateral provisions of FAS 125 which were not effective until 1998 in accordance with Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125". The adoption of the collateral provisions of FAS 125 created additional assets and liabilities on the Company's statement of financial position related to the recognition of securities provided and received as collateral. There was no impact on the results of operations from the adoption of the collateral provisions of FAS 125.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

     During the third quarter of 1998, the Company adopted (effective January 1, 1998) the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 had no impact on the Company's financial condition, statement of operations or liquidity.

     ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE - RELATED ASSESSMENTS

     In January 1999, the Company adopted (effective January 1, 1999) Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. The adoption of this SOP had no impact on the Company's financial condition, results of operations or liquidity.

     ACCOUNTING POLICIES

     Investments

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market. Impaired loans were insignificant at December 31, 1999 and 1998.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. All changes in equity of these investments are recorded in net investment income.

     Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures, options, forward contracts and interest rate swaps, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

     Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

     Forward contracts, and interest rate options were not significant at December 31, 1999 and 1998. Information concerning derivative financial instruments is included in Note 4.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

     POLICY LOANS

     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

     SEPARATE ACCOUNTS

     The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in fee income. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     DEFERRED ACQUISITION COSTS

     Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 15 to 20-year amortization period is used for life insurance, and a seven to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     VALUE OF INSURANCE IN FORCE

     The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     FUTURE POLICY BENEFITS

     Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 3.0% to 7.5%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, certain individual annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.3% to 10.0%.

     OTHER LIABILITIES

     Included in Other Liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 1999, the Company's liability for guaranty fund assessments was not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on the statutory surplus of the Company is not material.

     The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC issued a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective for years beginning January 1, 2001. It is expected that the State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. The Company has not yet determined the impact that this change will have on its statutory capital and surplus.

     PREMIUMS

     Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.

     FEE INCOME

     Fee income includes mortality and equity protection charges and fees earned on Universal Life and Deferred Annuity businesses.

     OTHER REVENUES

     Other revenues include surrender, mortality and administrative charges, and fees earned on investment and other insurance contracts.

     FEDERAL INCOME TAXES

     The provision for federal income taxes comprises two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). This statement establishes accounting and reporting standards for derivative instruments,

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. FAS 133 was to be effective for all fiscal quarters of fiscal years beginning after June 15, 1999. However, in June 1999 the FASB issued Statement of Financial Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" (FAS 137) which allows entities that have not adopted FAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. The Company expects to adopt the deferral provisions of FAS 137 and has not yet determined the impact that FAS 133 will have on its financial statements.

2.   REINSURANCE

     The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Total in-force business ceded under reinsurance contracts is $12.8 billion and $8.8 billion at December 31, 1999 and 1998, including $63 million and $70 million, respectively to TIC. Total life insurance premiums ceded were $6.5 million, $4.2 million and $2.4 million in 1999, 1998 and 1997, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

3.   SHAREHOLDER'S EQUITY

     Shareholder's Equity and Dividend Availability

     The Company's statutory net income (loss) was $(23.4) million, $(3.2) million and $80.3 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     Statutory capital and surplus was $294 million and $328 million at December 31, 1999 and 1998, respectively.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $29.4 million is available in 2000 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


Accumulated Other Changes in Equity from Non-Owner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity From Non-Owner Sources were as follows:

--------------------------------------------------------------------------------------------------------------------

                                                             NET                                ACCUMULATED
                                                             UNREALIZED        FOREIGN          OTHER CHANGES
                                                             GAINS ON          CURRENCY         IN EQUITY FROM
                                                             INVESTMENT        TRANSLATION      NON-OWNER
($ in thousands)                                             SECURITIES        ADJUSTMENT       SOURCES
--------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1997                                       $33,856               $ --        $33,856
Unrealized gains on investment securities,
   net of tax of $35,316                                        65,587                 --         65,587
Less: reclassification adjustment for gains
   included in net income, net of tax of $(15,705)             (29,166)                --        (29,166)
--------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                           36,421                 --         36,421
--------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 1997                                      70,277                 --         70,277
Unrealized gain on investment securities,
   net of tax of $15,957                                        29,632                 --         29,632
Less: reclassification adjustment for gains
  included in net income, net of tax of $(6,473)               (12,020)                --        (12,020)
--------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                           17,612                 --         17,612
--------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 1998                                      87,889                 --         87,889
Unrealized gains on investment securities,
   net of tax of $(70,234)                                    (130,433)                --       (130,433)
Less: reclassification adjustment for losses
   included in net income, net of tax of $1,741                  3,232                 --          3,232
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                         (127,201)                --       (127,201)
====================================================================================================================
BALANCE, DECEMBER 31, 1999                                   $ (39,312)              $ --      $ (39,312)
====================================================================================================================

4.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts as a means of hedging exposure to interest rate, equity price, and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     associated with these instruments can be less than these amounts. For interest rate swaps, options, and forward contracts, credit risk is limited to the amounts that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties. The Company as a writer of option contracts has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 1999 and 1998, the Company held financial futures contracts with notional amounts of $48.7 million and $41.5 million, respectively. The deferred gains and/or losses on these contracts were not significant at December 31, 1999 and 1998. At December 31, 1999 and
     1998, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

     As of December 31, 1999 and 1998, the Company held interest rate swap contracts with notional amounts of $231.1 million and $165.3 million, respectively. The fair value of these financial instruments was $9.5 million (loss position) at December 31, 1999, and was $3.4 million (gain position) and $.7 million (loss position) at December 31, 1998. The fair values were determined using the discounted cash flow method. At December 31, 1999, the Company held swap contracts with affiliate counterparties with a notional amount of $43.7 million and a fair value of $4.7 million (loss position).

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     At December 31, 1999 and 1998, the Company held equity option contracts with notional amounts of $275.4 million and zero, respectively. The fair value of these financial instruments was $32.6 million (gain position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     The off-balance sheet risks of interest rate options and forward contracts were not significant at December 31, 1999 and 1998.

     Financial Instruments with Off-Balance Sheet Risk

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. The off-balance sheet risk of these financial instruments was not significant at December 31, 1999 and 1998.

     Fair Value of Certain Financial Instruments

     The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

     At December 31, 1999, investments in fixed maturities had a carrying value and a fair value of $1.8 billion and $1.7 billion, respectively, compared with a carrying value and a fair value of $1.7 billion and $1.8 billion, respectively, at December 31, 1998. See Notes 1 and 10.

     At December 31, 1999, mortgage loans had a carrying value of $155.7 million and a fair value of $156.0 million and in 1998 had a carrying value of $174.6 million and a fair value of $185.7 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     The carrying values of short-term securities and policy loans totaling $91.3 million and $131.1 million in 1999 and 1998, respectively, approximated their fair values and are included in other invested assets.

     The carrying values of $57.6 million and $36.5 million of financial instruments classified as other assets approximated their fair values at December 31, 1999 and 1998, respectively. The carrying values of $100.2 million and $98.4 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1999 and 1998, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     At December 31, 1999, contractholder funds with defined maturities had a carrying value of $878.9 million and a fair value of $780.5 million, compared with a carrying value of $725.6 million and a fair value of $698.1 million at December 31, 1998. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $481.8 million and a fair value of $409.2 million at December 31, 1999, compared with a carrying value of $483.0 million and a fair value of $442.5 million at December 31, 1998. These contracts generally are valued at surrender value.

5.   COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk

     See Note 4.

     Litigation

     In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

6.   BENEFIT PLANS

     Pension and Other Postretirement Benefits

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by The Travelers Insurance Group Inc. (TIGI), TIC's direct parent. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1999, 1998 and 1997.

     401(k) Savings Plan

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1999, 1998 and 1997.

7.   RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by two companies. TIC handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. TIC provides various employee benefit

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1999 and 1998, the pool totaled approximately $2.6 billion and $2.3 billion, respectively. The Company's share of the pool amounted to $31.4 million and $93.1 million at December 31, 1999 and 1998, respectively, and is included in short-term securities in the balance sheet.

     The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

     The Company sold structured settlement annuities to the insurance affiliates of Travelers Property Casualty Corp. (TAP). Premiums and deposits were $8.9 million and $70.6 million for 1998 and 1997, respectively. The reduction in premiums and deposits from 1997 to 1998 was a result of a decision during 1998 to use TIC as the primary issuer of structured settlement annuities and the Company as the assignment company. Policy reserves and contractholder fund liabilities associated with these structured settlements were $766.4 million and $808.7 million at December 31, 1999 and 1998, respectively.

     The Company began distributing variable annuity products through its affiliate, the Financial Consultants of Salomon Smith Barney (SSB) in 1995. Premiums and deposits related to these products were $1.1 billion, $932.1 million and $615.6 million in 1999, 1998 and 1997, respectively. In 1996, the Company began marketing various life products through SSB as well. New premiums related to such products were $40.8 million, $44.5 million and $24.4 million in 1999, 1998 and 1997, respectively.

     During 1998, the Company began distributing deferred annuity products through its affiliates Primerica Financial Services (Primerica), Citibank, N.A. (Citibank) and The Copeland Companies (Copeland). Deposits received from Primerica were $763 million and $216 million. Deposits from Citibank and Copeland were immaterial for 1999 and 1998.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements are granted Citigroup stock options.

     Most leasing functions for TIGI and its subsidiaries are handled by TAP. Rent expense related to these leases is shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 1999, 1998 and 1997.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     At December 31, 1999 and 1998, the Company had investments in Tribeca Investments, L.L.C., an affiliate of the Company, in the amounts of $22.3 million and $18.3 million, respectively, included in other invested assets.

     The Company has loaned $16.6 million of Corporate Bonds to SSB as of December 31, 1999.

8.   FEDERAL INCOME TAXES

     The net deferred tax assets at December 31, 1999 and 1998 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ($ in thousands)                                                                      1999              1998
                                                                                            ----              ----
      ----------------------------------------------------------------------------------------------------------------
      Deferred Tax Assets:
           Benefit, reinsurance and other reserves                                        $161,629          $121,150
           Investments, net                                                                 14,270                --
           Other                                                                             2,394             2,810
      ----------------------------------------------------------------------------------------------------------------
               Total                                                                       178,293           123,960
      ----------------------------------------------------------------------------------------------------------------

      Deferred Tax Liabilities:
           Investments, net                                                                     --           (56,103)
           Deferred acquisition costs and value of insurance in force                     (100,537)          (51,993)
           Other                                                                            (1,208)           (1,399)
      ----------------------------------------------------------------------------------------------------------------
               Total                                                                      (101,745)         (109,495)
      ----------------------------------------------------------------------------------------------------------------

      Net Deferred Tax (Liability) Asset Before Valuation Allowance                         76,548            14,465
      Valuation Allowance for Deferred Tax Assets                                           (2,070)           (2,070)
      ----------------------------------------------------------------------------------------------------------------

      Net Deferred Tax Asset After Valuation Allowance                                     $74,478           $12,395
      ----------------------------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     TIC and its life insurance subsidiaries, including the Company, file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

     The $2.1 million valuation allowance is sufficient to cover any capital losses on investments that may exceed the capital gains able to be generated in the life insurance group's consolidated federal income tax return based upon management's best estimate of the character of the reversing temporary differences. Reversal of the valuation allowance is contingent upon the recognition of future capital gains or a change in circumstances that causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1999. The initial recognition of any benefit provided by the reversal of the valuation allowance will be recognized by reducing goodwill.

     In management's judgment, the $74.5 million "net deferred tax asset after valuation allowance" as of December 31, 1999, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 1999, the Company had no ordinary or capital loss carryforwards.

     The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.


9.       NET INVESTMENT INCOME

        --------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,
        ($ in thousands)                                                    1999            1998            1997
        --------------------------------------------------------------------------------------------------------------
        GROSS INVESTMENT INCOME
             Fixed maturities                                              $136,039        $130,825        $120,900
             Joint venture and partnership income                            22,175          22,107          32,336
             Mortgage loans                                                  16,126          15,969          14,905
             Other                                                            4,417           3,322           2,284
        --------------------------------------------------------------------------------------------------------------
                                                                            178,757         172,223         170,425
        --------------------------------------------------------------------------------------------------------------
        Investment expenses                                                   1,578           1,220           1,772
        --------------------------------------------------------------------------------------------------------------
        Net investment income                                              $177,179        $171,003        $168,653
        --------------------------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



10.  INVESTMENTS AND INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses) for the periods were as follows:

        --------------------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ in thousands)                                                         1999            1998            1997
        --------------------------------------------------------------------------------------------------------------
      REALIZED INVESTMENT GAINS (LOSSES)
           Fixed maturities                                                   $2,657         $15,620         $29,236
           Equity Securities                                                   1,193           1,819           8,385
           Other                                                               1,025             525           2,180
           Joint venture and partnerships                                      (9,848)           529           5,070
        --------------------------------------------------------------------------------------------------------------
               Total Realized Investment Gains (Losses)                       $(4,973)       $18,493         $44,871
        --------------------------------------------------------------------------------------------------------------


     Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from non-owner sources in shareholder's equity were as follows:

        --------------------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ in thousands)                                                         1999           1998            1997
        --------------------------------------------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
           Fixed maturities                                                  $(181,715)      $24,336         $34,451
           Other                                                               (13,979)        2,760          21,581
        --------------------------------------------------------------------------------------------------------------
               Total unrealized investment gains (losses)                     (195,694)       27,096          56,032
           Related taxes                                                       (68,493)        9,484          19,611
        --------------------------------------------------------------------------------------------------------------
           Change in unrealized investment gains (losses)                     (127,201)       17,612          36,421
           Balance beginning of year                                            87,889        70,277          33,856
        --------------------------------------------------------------------------------------------------------------
               Balance End of Year                                            $(39,312)      $87,889         $70,277
        --------------------------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



Fixed Maturities

     The amortized cost and fair values of investments in fixed maturities were as follows:

       -----------------------------------------------------------------------------------------------------------------
                                                                              GROSS            GROSS
       DECEMBER 31, 1999                                 AMORTIZED COST     UNREALIZED      UNREALIZED          FAIR
       ($ in thousands)                                                       GAINS           LOSSES           VALUE
       -----------------------------------------------------------------------------------------------------------------
       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                            $211,864          $2,103       $(7,818)         $206,149
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                     116,082           2,613        (3,704)          114,991
            Obligations of states and political
            subdivisions                                         29,801               7        (3,312)           26,496
            Debt securities issued by foreign
            governments                                          44,159           2,813          (198)           46,774
            All other corporate bonds                         1,358,769          10,351       (52,811)        1,316,309
            Redeemable preferred stock                            3,654              41          (466)            3,229
       -----------------------------------------------------------------------------------------------------------------
                Total Available For Sale                     $1,764,329         $17,928      $(68,309)       $1,713,948
       -----------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------
                                                                             GROSS            GROSS
       DECEMBER 31, 1998                                 AMORTIZED COST     UNREALIZED      UNREALIZED          FAIR
       ($ in thousands)                                                       GAINS           LOSSES           VALUE
       -----------------------------------------------------------------------------------------------------------------
       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                            $220,105        $ 11,571         $(193)         $231,483
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                     289,376          53,782          (274)          342,884
            Obligations of states and political
            subdivisions                                         28,749             994           (17)           29,726
            Debt securities issued by foreign
            governments                                          40,786           2,966          (375)           43,377
            All other corporate bonds                         1,124,298          75,870       (13,000)        1,187,168
            Redeemable preferred stock                            4,033             119          (109)            4,043
       -----------------------------------------------------------------------------------------------------------------
                Total Available For Sale                     $1,707,347        $145,302      $(13,968)       $1,838,681
       -----------------------------------------------------------------------------------------------------------------

     Proceeds from sales of fixed maturities classified as available for sale were $774 million, $1.1 billion and $857 million in 1999, 1998 and 1997, respectively. Gross gains of $24.6 million, $32.6 million and $38.1 million and gross losses of $22.0 million, $17.0 million and $8.9 million in 1999, 1998 and 1997, respectively were realized on those sales.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $486.2 million and $427.0 million at December 31, 1999 and 1998, respectively.

     The amortized cost and fair value of fixed maturities available for sale at December 31, 1999, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        -------------------------------------------------------------------------------------------
                                                                   AMORTIZED            FAIR
        ($ in thousands)                                             COST               VALUE
        -------------------------------------------------------------------------------------------
        MATURITY:
             Due in one year or less                                 $40,556            $40,092
             Due after 1 year through 5 years                        327,632            322,082
             Due after 5 years through 10 years                      451,635            441,307
             Due after 10 years                                      732,642            704,318
        -------------------------------------------------------------------------------------------
                                                                   1,552,465          1,507,799
        -------------------------------------------------------------------------------------------

             Mortgage-backed securities                              211,864            206,149
        -------------------------------------------------------------------------------------------
                 Total Maturity                                   $1,764,329         $1,713,948
        -------------------------------------------------------------------------------------------

     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 1999 and 1998, the Company held CMOs with a market value of $167.7 million and $181.6 million, respectively. The Company's CMO holdings were 65.9% and 62.9% collateralized by GNMA, FNMA or FHLMC securities at December 31, 1999 and 1998, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Equity Securities

     The cost and market values of investments in equity securities were as follows:

        ------------------------------------------------------------------------------------------------------------------
        EQUITY SECURITIES:                                           GROSS UNREALIZED      GROSS UNREALIZED
        ($ in thousands)                                  COST            GAINS                 LOSSES         FAIR VALUE
        ------------------------------------------------------------------------------------------------------------------
        DECEMBER 31, 1999
             Common stocks                                $4,966           $ 730               $ (256)            $5,440
             Non-redeemable preferred stocks              29,407             533               (2,211)            27,729
        ------------------------------------------------------------------------------------------------------------------
                 Total Equity Securities                 $34,373          $1,263              $(2,467)           $33,169
        ------------------------------------------------------------------------------------------------------------------

        DECEMBER 31, 1998
             Common stocks                                $5,185           $ 889                $(292)            $5,782
             Non-redeemable preferred stocks              20,641             707                 (445)            20,903
        ------------------------------------------------------------------------------------------------------------------
                 Total Equity Securities                 $25,826          $1,596                $(737)           $26,685
        ------------------------------------------------------------------------------------------------------------------

     Proceeds from sales of equity securities were $5.1 million, $6.0 million and $12.4 million in 1999, 1998 and 1997, respectively. Gross gains of $1.5 million, $2.6 million and $8.6 million were realized on those sales during 1999, 1998 and 1997, respectively.

     Gross losses were insignificant during the same periods.

     Mortgage Loans

     Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure and loans modified at interest rates below market.

     At December 31, 1999 and 1998, the Company's mortgage loan portfolios consisted of the following:

              -----------------------------------------------------------------------------------
              ($ in thousands)                                        1999             1998
              -----------------------------------------------------------------------------------
              Current Mortgage Loans                                $151,814          $170,635
              Underperforming Mortgage Loans                           3,905             3,930
              -----------------------------------------------------------------------------------
                   Total                                            $155,719          $174,565
              -----------------------------------------------------------------------------------

     Aggregate annual maturities on mortgage loans at December 31, 1999 are as follows:

              ----------------------------------------------------------------
              ($ in thousands)
              2000                                                   $20,791
              2001                                                     1,563
              2002                                                     6,292
              2003                                                     4,896
              2004                                                     4,167
              Thereafter                                             118,010
              ================================================================
                   Total                                            $155,719
              ================================================================

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     Concentrations

     Significant individual investment concentrations included:

        ---------------------------------------------------------------------
        ($ in thousands)                             1999           1998
        ---------------------------------------------------------------------
        Tishman Speyer Joint Venture                 $63,199       $62,400
        Bell South Corp.                              23,689        53,322
        ---------------------------------------------------------------------

     The Company participates in a short-term investment pool maintained by an affiliate. See Note 7.

     Included in fixed maturities are below investment grade assets totaling $141.4 million and $102.4 million at December 31, 1999 and 1998, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade bonds.

     The Company's industry concentrations of investments, primarily fixed maturities, were as follows:

        ---------------------------------------------------------------------
        ($ in thousands)                             1999           1998
        ---------------------------------------------------------------------
        Banking                                     $152,848      $160,713
        Transportation                               139,519       155,116
        Electric utilities                           103,897       109,027
        Finance                                      103,385        69,916
        Oil & Gas                                    102,739        45,172
        ---------------------------------------------------------------------

     The Company held investments in Foreign Banks in the amount of $125 million and $115 million at December 31, 1999 and 1998, respectively, which are included in the table above.

     Below investment grade assets included in the preceding table were not significant.

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     Non-Income Producing Investments

     Investments included in the December 31, 1999 and 1998 balance sheets that were non-income producing were insignificant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     Restructured Investments

     Mortgage loan and debt securities which were restructured at below market terms at December 31, 1999 and 1998 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

11.  DEPOSIT FUNDS AND RESERVES
     At December 31, 1999, the Company had $2.1 billion of life and annuity deposit funds and reserves. Of that total, $1.4 billion were not subject to discretionary withdrawal based on contract terms. The remaining $.7 billion were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $.5 billion of liabilities that are surrenderable with market value adjustments. The remaining $.2 billion of life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 4.9%. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

12.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY (USED IN)
     OPERATING ACTIVITIES
     The following table reconciles net income to net cash provided by (used in) operating activities:

        ------------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                           1999            1998            1997
                                                                                  ----            ----            ----
        ($ in thousands)
        ------------------------------------------------------------------------------------------------------------------
        Net Income From Continuing Operations                                 $  52,606       $  57,485       $  71,372
         Adjustments to reconcile net income to cash provided by
         operating activities:
           Realized gains                                                        (4,973)        (18,493)        (44,871)
           Deferred federal income taxes                                          6,410          11,783           4,344
           Amortization of deferred policy acquisition costs                     38,902          15,956           4,944
           Additions to deferred policy acquisition costs                      (211,182)       (120,278)        (56,975)
           Investment income accrued                                            (27,072)         (3,821)            908
           Premium balances                                                        (466)         (6,786)         (3,450)
           Insurance reserves                                                   (16,431)         (8,431)          3,981
           Other                                                                (26,112)         (2,806)         27,765
        ------------------------------------------------------------------------------------------------------------------
                 Net cash provided by (used in) operations                    $(188,318)       $(75,391)         $8,018
        ------------------------------------------------------------------------------------------------------------------

13.      NON-CASH INVESTING AND FINANCING ACTIVITIES
         There were no significant non-cash investing and financing activities for 1999, 1998 and 1997.

                           UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

-    The facing sheet.
-    The Prospectus.
-    The undertaking to file reports.
-    The signatures.
-    Attachments:

A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

B. Consent and Actuarial Opinion, pertaining to the illustrations contained in the Prospectus.

C.       Consent of KPMG LLP, Independent Certified Public Accountants.

D.       Powers of Attorney (See Exhibit 12 below).

Exhibits:

1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

2.       Not applicable.

3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and CFBDS, Inc. (Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-60215, filed November 9, 1998.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-60215, filed November 9, 1998.)

3(c). Agents Agreement, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed April 24, 1997.)

4.       None

5.       Variable Life Insurance Policy. (Incorporated herein by reference to
         Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

7.       None
8.       None

9.       None

10. Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, filed April 24, 1998.)

11. Opinion of Counsel, regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit 11 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, filed April 24, 1998.)

12. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart, Katherine M. Sullivan, Robert I. Lipp and Marc P. Weill. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed April 24, 1997.)

12(b). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey.

13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Variable Life Insurance Separate Account One, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 25th day of April, 2000.


           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)


                                    By:*GLENN D. LAMMEY
                                       -----------------------------------------
                                       Glenn D. Lammey, Chief Financial Officer,
                                       Chief Accounting Officer and Controller



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 25th day of April 2000.




*GEORGE C. KOKULIS               Director, President and Chief Executive Officer
---------------------------      (Principal Executive Officer)
 (George C. Kokulis)


*KATHERINE M. SULLIVAN           Director
---------------------------
 (Katherine M. Sullivan)


*MARC P. WEILL                   Director
---------------------------
 (Marc P. Weill)



*By: /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Attachment
  or
Exhibit
  No.    Description                                                                  Method of Filing
-------  -----------                                                                  ----------------
ATTACHMENTS:

B.       Consent and Actuarial Opinion pertaining to the                                Electronically
         illustrations contained in the Prospectus.

C.       Consent of KPMG LLP, Independent Certified Public Accountants.                 Electronically

EXHIBITS:

12(b).   Powers of Attorney authorizing Ernest J. Wright or                             Electronically
         Kathleen A. McGah as signatory for George C. Kokulis,
         Katherine M. Sullivan and Glenn D. Lammey.